                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number   811-08953
                                     ---------

                           HIGHLAND FLOATING RATE FUND
               (Exact name of Registrant as specified in charter)

                           13455 Noel Road, Suite 1300
                               Dallas, Texas 75240
                    (Address of principal executive offices)

                                James D. Dondero
                        Highland Capital Management, L.P.
                           13455 Noel Road, Suite 1300
                               Dallas, Texas 75240

                                   COPIES TO:
                             Stuart H. Coleman, Esq.
                          Stroock & Stroock & Lavan LLP
                                 180 Maiden Lane
                            New York, New York 10038
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (877) 532-2834

Date of fiscal year end:  8/31
                          ----

Date of reporting period: 8/31/2004
                          ---------

                                   FORM N-CSR

ITEM 1.   REPORTS TO STOCKHOLDERS.

[GRAPHIC]

HIGHLAND FLOATING RATE FUND

ANNUAL REPORT

AUGUST 31, 2004

[HIGHLAND FUNDS LOGO]
MANAGED BY
HIGHLAND CAPITAL MANAGEMENT, L.P.

TABLE OF CONTENTS

Fund Profile                                                                   1

Performance Information                                                        2

Understanding Your Expenses                                                    3

Economic Update                                                                4

Portfolio Managers' Report                                                     5

Financial Statements                                                           7

   Investment Portfolio                                                        8

   Statement of Assets and Liabilities                                        29

   Statement of Operations                                                    30

   Statement of Changes in Net Assets                                         31

   Statement of Cash Flows                                                    32

   Statement of Assets and Liabilities                                        33

   Statement of Operations                                                    34

   Statement of Changes in Net Assets                                         35

   Notes to Financial Statements                                              37

   Financial Highlights                                                       44

Report of Independent Registered Public Accounting Firm                       49

Unaudited Information                                                         50

Trustees                                                                      51

Officers                                                                      52

Important Information About This Report                                       53


Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.


 NOT FDIC      MAY LOSE VALUE
 INSURED     -----------------
             NO BANK GUARANTEE

TO OUR FELLOW SHAREHOLDERS
                                                     HIGHLAND FLOATING RATE FUND

DEAR SHAREHOLDER:

I am pleased to submit this annual report for the period ended August 31, 2004.

I am also pleased to have announced on April 15, 2004 that Highland Capital Management, L.P. ("Highland") entered into a new investment advisory agreement with the Highland Floating Rate Fund, formerly Columbia Floating Rate Fund. The agreement was approved at a special meeting of the Fund's shareholders held on July 30, 2004. As you may know, since April 15, 2004, when the investment management of the Fund was transferred to Highland and the distribution of the Fund to PFPC Distributors, Inc., Highland acted as advisor to the Fund under an interim agreement pending final shareholder approval.

At the shareholder meeting, five new Trustees were elected to the Fund's Board of Trustees. The Fund's Board of Trustees now consists of: Timothy K. Hui, Scott
F. Kavanaugh, James F. Leary, Bryan A. Ward and R. Joseph Dougherty. Mr. Dougherty is the only Trustee affiliated with Highland. Biographical information for each Trustee can be found in the report that follows.

Effective October 18, 2004, PFPC Inc. ("PFPC") replaced Columbia Funds Services, Inc. as the Fund's transfer agent. As of that date, PFPC assumed all account servicing responsibilities for the Fund.

Some changes that will affect shareholders of the Highland Floating Rate Fund include the following:

Effective October 18, 2004, the name of the Fund changed from Columbia Floating Rate Fund to Highland Floating Rate Fund and you should anticipate new fund CUSIP numbers. (A CUSIP is a unique identification number assigned to each class of a fund by the Committee on Uniform Security Identification Procedures.) Ticker symbols for the Fund will remain the same. A list of the new CUSIP numbers and other information related to these changes are available online at www.highlandfunds.com, our new website.

Please don't hesitate to contact your financial advisor or call Shareholder Services at 877-665-1287 for more information.

In the report that follows, your portfolio manager talks in depth about investment strategies and other factors that affected your Fund's performance during the period. I encourage you to read the report carefully.

I thank you for your business and I look forward to continuing to serve your investment needs.

Sincerely,

/s/ James D. Dondero

James D. Dondero
President

FUND PROFILE
                                                     HIGHLAND FLOATING RATE FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

QUALITY BREAKDOWN AS OF 08/31/04 (%)

Baa                                         0.3
Ba                                         27.2
B                                          53.9
Caa                                         5.3
NR                                         13.3

TOP 5 SECTORS AS OF 08/31/04 (%)

Cable & Satellite Television                9.3
Utilities                                   6.5
Health Care                                 5.6
Chemicals/Plastics                          5.4
Telecommunications/Cellular                 4.2

TOP 10 ISSUERS AS OF 08/31/04 (%)

Nextel Finance                              1.6
Hilton Head Communications                  1.5
Century Cable                               1.5
Key Automotive Group                        1.4
Charter Communications                      1.3
UPC Financing Partnership                   1.3
Mission Energy Holdings                     1.3
Olympus Cable Holdings                      1.1
Conseco                                     1.1
Qwest                                       1.1

Quality is calculated as a percentage of total investments. Sectors and issuers are calculated as a percentage of net assets.

[SIDENOTE]

SUMMARY

- FOR THE ONE-YEAR PERIOD THAT ENDED AUGUST 31, 2004, THE FUND'S CLASS A SHARES RETURNED 9.65% WITHOUT A SALES CHARGE.

                                    OBJECTIVE
The Fund invests all of its investable assets in Highland Floating Rate Limited Liability Company (the "Portfolio"). The Portfolio seeks a high level of current income, consistent with preservation of capital

                                TOTAL NET ASSETS
                                 $831.8 million

PERFORMANCE INFORMATION
                                                     HIGHLAND FLOATING RATE FUND

[CHART]

VALUE OF $10,000 INVESTMENT 12/17/98 - 08/31/04

                     CLASS A SHARES           CLASS A SHARES           CSFB LEVERAGED
                     WITHOUT SALES CHARGE     WITH SALES CHARGE        LOAN INDEX
12/17/1998           $    10,000              $      9,650             $     10,000
12/31/1998           $    10,011              $      9,661             $     10,000
 1/31/1999           $    10,084              $      9,731             $     10,026
 2/28/1999           $    10,158              $      9,802             $      9,983
 3/31/1999           $    10,249              $      9,890             $     10,044
 4/30/1999           $    10,325              $      9,964             $     10,117
 5/31/1999           $    10,387              $     10,023             $     10,247
 6/30/1999           $    10,458              $     10,092             $     10,339
 7/31/1999           $    10,521              $     10,153             $     10,407
 8/31/1999           $    10,554              $     10,185             $     10,370
 9/30/1999           $    10,615              $     10,244             $     10,345
10/31/1999           $    10,662              $     10,289             $     10,330
11/30/1999           $    10,707              $     10,332             $     10,397
12/31/1999           $    10,779              $     10,402             $     10,468
 1/31/2000           $    10,856              $     10,476             $     10,570
 2/29/2000           $    10,940              $     10,557             $     10,604
 3/31/2000           $    10,975              $     10,590             $     10,521
 4/30/2000           $    11,051              $     10,665             $     10,559
 5/31/2000           $    11,132              $     10,742             $     10,647
 6/30/2000           $    11,223              $     10,831             $     10,712
 7/31/2000           $    11,310              $     10,914             $     10,789
 8/31/2000           $    11,387              $     10,988             $     10,844
 9/30/2000           $    11,457              $     11,056             $     10,879
10/31/2000           $    11,499              $     11,096             $     10,885
11/30/2000           $    11,527              $     11,124             $     10,908
12/31/2000           $    11,571              $     11,166             $     10,985
 1/31/2001           $    11,672              $     11,263             $     11,051
 2/28/2001           $    11,701              $     11,291             $     11,146
 3/31/2001           $    11,655              $     11,247             $     11,159
 4/30/2001           $    11,541              $     11,137             $     11,112
 5/31/2001           $    11,654              $     11,246             $     11,245
 6/30/2001           $    11,663              $     11,255             $     11,258
 7/31/2001           $    11,795              $     11,382             $     11,286
 8/31/2001           $    11,905              $     11,488             $     11,376
 9/30/2001           $    11,784              $     11,371             $     11,159
10/31/2001           $    11,587              $     11,181             $     10,985
11/30/2001           $    11,693              $     11,284             $     11,158
12/31/2001           $    11,799              $     11,386             $     11,274
 1/31/2002           $    11,956              $     11,537             $     11,336
 2/28/2002           $    11,852              $     11,437             $     11,293
 3/31/2002           $    11,996              $     11,576             $     11,424
 4/30/2002           $    12,134              $     11,709             $     11,546
 5/31/2002           $    12,178              $     11,752             $     11,538
 6/30/2002           $    12,013              $     11,593             $     11,363
 7/31/2002           $    11,694              $     11,285             $     11,191
 8/31/2002           $    11,584              $     11,178             $     11,158
 9/30/2002           $    11,468              $     11,067             $     11,183
10/31/2002           $    11,396              $     10,997             $     11,033
11/30/2002           $    11,546              $     11,142             $     11,223
12/31/2002           $    11,722              $     11,311             $     11,399
 1/31/2003           $    11,833              $     11,419             $     11,553
 2/28/2003           $    11,866              $     11,451             $     11,613
 3/31/2003           $    11,991              $     11,571             $     11,651
 4/30/2003           $    12,250              $     11,821             $     11,815
 5/31/2003           $    12,547              $     12,108             $     11,974
 6/30/2003           $    12,734              $     12,289             $     12,143
 7/31/2003           $    12,802              $     12,354             $     12,225
 8/31/2003           $    12,862              $     12,412             $     12,252
 9/30/2003           $    13,045              $     12,588             $     12,375
10/31/2003           $    13,214              $     12,752             $     12,486
11/30/2003           $    13,413              $     12,943             $     12,577
12/31/2003           $    13,544              $     13,070             $     12,655
 1/31/2004           $    13,805              $     13,322             $     12,787
 2/29/2004           $    13,833              $     13,349             $     12,826
 3/31/2004           $    13,890              $     13,404             $     12,879
 4/30/2004           $    13,948              $     13,460             $     12,938
 5/31/2004           $    13,975              $     13,485             $     12,968
 6/30/2004           $    14,040              $     13,549             $     13,051
 7/31/2004           $    14,085              $     13,592             $     13,097
 8/31/2004           $    14,106              $     13,616             $     13,120

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Credit Suisse First Boston (CSFB) Leveraged Loan Index is an unmanaged index that tracks the performance of senior floating rate bank loans. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from December 31, 1998.

AVERAGE ANNUAL TOTAL RETURN AS OF 08/31/04 (%)

SHARE CLASS               A                B                C           Z
-----------------------------------------------------------------------------
INCEPTION             11/02/99         11/02/99         11/02/99     12/17/98
-----------------------------------------------------------------------------
SALES CHARGE      WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT
-----------------------------------------------------------------------------
1-year               9.65    5.78     9.27    6.02     9.10    8.10     10.03
5-year               5.97    5.21     5.59    5.43     5.43    5.43      6.33
Life                 6.22    5.56     5.88    5.88     5.75    5.75      6.53

AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/04 (%)

SHARE CLASS               A                B                C           Z
-----------------------------------------------------------------------------
SALES CHARGE      WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT
-----------------------------------------------------------------------------
1-year              10.27    6.37     9.89    6.64     9.72    8.72     10.66
5-year               6.08    5.32     5.71    5.55     5.56    5.56      6.42
Life                 6.33    5.66     6.00    6.00     5.86    5.86      6.65

Investors should consider the investment objectives, risks, charges and expenses of the Highland Funds carefully before investing. A prospectus with this and other information about the Fund maybe obtained at 1-877-665-1287 or www.highlandfunds.com. The prospectus should be read carefully before investing.

Average annual total return "without sales charge", does not include sales charges or contingent deferred sales charges. Average annual total return "with sales charge" reflect the maximum sales charge of 3.50% on class A shares. The maximum early withdrawal charge (EWC) on class B shares is 3.25% for shares submitted and accepted for repurchase during the first year after each purchase. The EWC on class C shares is 1% within the first year from each purchase. There is no EWC on class C shares thereafter. All results shown assume reinvestment of distributions. Performance results reflect voluntary waivers or reimbursement arrangements. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The fund commenced operations on 12/17/98, but until 11/2/99 only offered the shares that are now designated class Z shares. Class A, B and C share (newer share classes) performance information includes returns of the Fund's class Z shares (the oldest existing share class) for periods prior to the inception dates of the newer share classes. These returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer share classes. Had the expense differential been reflected, the returns for periods prior to the inception date of the newer share classes would have been lower.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT
12/17/98 - 08/31/04 ($)

SALES CHARGE:   WITHOUT          WITH
--------------------------------------
Class A         14,106          13,616
Class B         13,853          13,853
Class C         13,752          13,752
Class Z         14,346             n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.highlandfunds.com for daily net asset values and most recent month-end performance updates.

UNDERSTANDING YOUR EXPENSES
                                                     HIGHLAND FLOATING RATE FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MARCH 1, 2004 - AUGUST 31, 2004

                ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE          EXPENSES PAID        FUND'S ANNUALIZED
             BEGINNING OF THE PERIOD($)    END OF THE PERIOD($)    DURING THE PERIOD ($)      EXPENSE RATIO (%)
              ACTUAL      HYPOTHETICAL     ACTUAL   HYPOTHETICAL    ACTUAL     HYPOTHETICAL
Class A      1,000.00       1,000.00      1,019.76    1,019.36       5.84          5.84             1.15
Class B      1,000.00       1,000.00      1,018.05    1,017.60       7.61          7.61             1.50
Class C      1,000.00       1,000.00      1,017.24    1,016.84       8.37          8.36             1.65
Class Z      1,000.00       1,000.00      1,021.52    1,021.11       4.07          4.06             0.80

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in most recent fiscal half-year and divided by 366.

Had the Advisor or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM PFPC INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT www.highlandfunds.com OR BY CALLING SHAREHOLDER SERVICES AT 877-665-1287

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

ECONOMIC UPDATE
                                                     HIGHLAND FLOATING RATE FUND

Despite occasional uncertainty about jobs and consumer spending, the US economy grew at a pace of more than 4.5% during the 12-month period that began September 1, 2003 and ended August 31, 2004. Growth slowed in the final months of the period, and many economists lowered their expectations for the balance of 2004. Nevertheless, the US economy remained on solid ground.

Consumer confidence seesawed, mostly in reaction to changing job data, which dominated much of the economic news during the year. The Conference Board reported that confidence declined on weak job figures early in 2004. Confidence rose after the US labor markets added more than 1.2 million new jobs between March and May. However, disappointing job creation in June and July curbed consumer enthusiasm again in August.

Consumers expressed their confidence in the economy by spending on retail goods, autos and housing. Low mortgage rates continued to fuel a red-hot housing market. However, consumer spending declined in two of the last three months of the period, the first such pullback in a year. Businesses stepped into the gap and helped fuel the economy during the period. Industrial production rose and factories utilized more of their capacity. Spending on technology and capital equipment picked up, and outlays for office and warehouse construction turned the corner after a three-year downturn.

BONDS DELIVER RESPECTABLE RETURNS

Despite periods of interest rate volatility, the US bond market delivered respectable gains. The yield on the 10-year US Treasury bond drifted generally lower for the first eight months of the period. Then it rose sharply as the economy strengthened, the employment picture brightened and investors began to anticipate a shift in the Federal Reserve Board's policy on short-term interest rates. The Fed delivered on these expectations and raised the federal funds rate, a key short-term rate, twice during the period--from 1.0% to 1.25% in June and to 1.50% in August.(1)

A shaky stock market, higher energy prices and some weak economic data gave the bond market a boost in July and August as the 10-year Treasury yield fell to 4.1%, ending the period lower than where it started. As a result, the Lehman Brothers Aggregate Bond Index, a broad measure of investment grade bond market performance, returned 6.13%. Municipals were the best performers among investment-grade bonds, returning 7.11% as measured by the Lehman Municipal Bond Index. However, the high-yield sector outdistanced all other sectors. The Merrill Lynch US High Yield, Cash Pay Index returned 13.64%.

US STOCKS OUTPERFORMED BONDS

Buoyed by strong gains at the beginning of the period, the S&P 500 Index returned 11.46% during this 12-month reporting period. However, concerns about new terror threats and higher interest rates and energy prices sidelined investors as the period wore on. Late in the period, leadership passed from small-cap stocks, which were strong performers early in the period, to mid- and large-cap stocks. Value stocks continued to lead growth stocks. Energy stocks and real estate investment trusts were the best-performing sectors for the period.

(1)  The federal funds rate was raised to 1.75% in September.

[SIDENOTE]

SUMMARY FOR THE ONE-YEAR PERIOD ENDED AUGUST 31, 2004

- PERFORMANCE IN THE FIXED INCOME UNIVERSE WAS LED BY HIGH YIELD BONDS. AS MEASURED BY THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX, THIS SECTOR POSTED A RETURN MORE THAN SEVEN PERCENTAGE POINTS HIGHER THAN THE RETURN FOR INVESTMENT-GRADE BONDS, AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX.

- THE US STOCK MARKET ROSE AS THE ECONOMY STRENGTHENED. BOTH THE RUSSELL 3000 INDEX, WHICH TRACKS APPROXIMATELY 98% OF THE US STOCK MARKET, AND THE S&P 500 INDEX POSTED DOUBLE-DIGIT RETURNS THIS PERIOD.

[CHART]

LEHMAN BROTHERS AGGREGATE BOND INDEX               6.13
MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX       13.64

[CHART]

RUSSELL 3000 INDEX                                11.31
S&P 500 INDEX                                     11.46

PORTFOLIO MANAGERS' REPORT
                                                     HIGHLAND FLOATING RATE FUND

For the 12-month period ended August 31, 2004, class A shares of Highland Floating Rate Fund returned 9.65% without sales charge. That was greater than the return of the fund's benchmark, the CSFB Leveraged Loan Index, which was 7.05% for the period. The fund also outperformed the Lipper Loan Participation Funds Category average, which was 8.82%.(1) These high returns reflect an advantageous environment for all types of credit instruments. We believe the fund was able to outperform because of favorable security selection and sector allocation.

A STRONG CREDIT ENVIRONMENT

The period ended August 31, 2004 was another strong year for the credit markets, fueled by improved earnings, strong job growth and increased demand for floating-rate loans. However, financial markets faced pressure from the political instability in the Middle East, high oil prices and increased interest rates. During both its June 30 and August 10 meetings, the Federal Reserve increased the fed funds rate 25 basis points, bringing the fed funds rate to 1.50%. Leveraged loan default rates continued to drop as corporate balance sheets improved.

CABLE AND TELECOM - RESPECTABLE GAINS

Cable and satellite television, which constituted 9.3% of the Portfolio's net assets, performed well for the portfolio. Century Cable and Olympus Cable (1.5% and 1.1% of net assets, respectively) had another strong year for the portfolio. Both of these holdings are wholly-owned subsidiaries of Adelphia, a cable industry bellwether.

The portfolio's position in telecommunications contributed significantly to the fund's strong performance. Telecommunications, which accounted for 8.6% of the portfolio's net assets, showed continued strength for the second year. Cricket Communications was a very solid performer for the portfolio. After trading well above par, the bank loans converted to Cricket Communications notes and equity in Leap Wireless during the year. Both the notes and equity had strong performance through the end of the period. Cricket Communications and Leap Wireless were 0.1% and 0.2% of net assets, respectively.

(1) Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. This fund falls under the Lipper Loan Participation Category average.

[SIDENOTE]

NET ASSET VALUE PER SHARE
AS OF 08/31/04 ($)

Class A                        9.80
Class B                        9.80
Class C                        9.80
Class Z                        9.80

DISTRIBUTIONS DECLARED PER SHARE
09/01/03 - 08/31/04 ($)

Class A                        0.38
Class B                        0.34
Class C                        0.33
Class Z                        0.41

SEC YIELDS AS OF 08/31/04 (%)

Class A                        3.53
Class B                        3.35
Class C                        3.17
Class Z                        3.98

The 30-day SEC yields reflect the Fund's earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the advisor or its affiliates had not waived certain fund expenses, the SEC yields would have been lower.

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 08/31/04 (%)

Century Cable                  1.5
Olympus Cable                  1.1
Cricket Communications         0.1
Leap Wireless                  0.2

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

The Fund did not experience any major defaults during the period. Many lower rated companies have improved their financial condition via newfound access to the high yield bond market. As a result, lower quality credits performed well again this year.


/s/ Mark Okada


/s/ Joe Dougherty

Mark Okada and Joe Dougherty have been portfolio managers of the Highland Floating Rate Fund since April 15, 2004.

Just like any other investment, floating rate loan investments present financial risks. Defaults on the loans in the portfolio could reduce the fund's net asset value and its distributions, as could nonpayment of scheduled interest and principal. Prepayment of principal by a borrower could mean that the portfolio managers have to replace the loan with a lower-yielding security, which could affect the valuation of the portfolio's holdings.

The fund is a continuously offered, closed-end management investment company and provides limited liquidity through a quarterly tender offer for between 5% and 25% of outstanding shares. Each quarter, the fund's trustees must approve the actual tender amount. Please read the prospectus carefully for more details.

The Portfolio may invest a high percentage of assets in a limited number of loans, so the default of any individual holding can have a greater impact on the fund's net asset value than could a default in a more diversified portfolio.

Floating rate loans are not covered by FDIC insurance or other guarantees relating to timely payment of principal and interest.

Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts will come to pass. The opinions expressed are those of the portfolio managers and are subject to change.

Prior investment returns are not indicative of future results.

FINANCIAL STATEMENTS
AUGUST 31, 2004                                      HIGHLAND FLOATING RATE FUND

A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO

The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES

This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

STATEMENT OF OPERATIONS

This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

STATEMENT OF CHANGES IN NET ASSETS

This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

STATEMENT OF CASH FLOWS

The statement of cash flows reports net cash provided or used by operating, investing and financing activities and the net effect of those flows on cash and cash equivalents during the period.

NOTES TO FINANCIAL STATEMENTS

These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

FINANCIAL HIGHLIGHTS

The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO
AUGUST 31, 2004                 HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------        -------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) -
  84.0%
AEROSPACE/DEFENSE - 0.7%

                  CACI INTERNATIONAL, INC.        Term Loan
                                                     3.63% 09/30/04                                     5,000         5,028
                                                     3.71% 11/09/04                                     5,000         5,028
                                                     3.95% 02/09/05                                 1,985,000     1,996,166

          VOUGHT AIRCRAFT INDUSTRIES, INC.        Term Loan B
                                                     5.14% 06/30/07                                 1,290,459     1,303,364
                                                  Term Loan C
                                                     5.39% 06/30/08                                 2,138,264     2,159,647
                                                  Term Loan X
                                                     4.89% 12/31/06                                   847,637       855,054
                                                  -------------------------------------------------------------------------
                                                                                     AEROSPACE/ DEFENSE TOTAL     6,324,287

AIR TRANSPORT - 0.3%

                     UNITED AIRLINES, INC.        Term Loan B
                                                     9.00% 09/30/04                                 2,973,557     3,007,010
                                                  -------------------------------------------------------------------------
                                                                                          AIR TRANSPORT TOTAL     3,007,010

AUTOMOTIVE - 4.0%

                       FEDERAL-MOGUL CORP.        Supplemental Revolver
                                                     5.39% 02/05/05 (b)                             1,263,380     1,260,222
                                                  Term Loan B
                                                     4.14% 02/24/05                                 5,000,000     4,673,440
                                                  Term Loan C
                                                     5.39% 02/05/05                                 1,048,750     1,056,616

                   HLI OPERATING CO., INC.        Term Loan
                                                     4.91% 09/28/04                                   267,006       272,513
                                                     5.39% 09/30/04                                 1,381,063     1,409,548
                                                     5.12% 10/29/04                                   910,351       929,127
                                                     5.42% 10/29/04                                    35,677        36,413
                                                     5.33% 11/29/04                                   920,709       939,698
                                                     5.73% 01/26/05                                   439,638       448,706

                      KEY AUTOMOTIVE GROUP        Term Loan B
                                                     4.49% 09/01/04                                 1,881,818     1,905,341
                                                     4.61% 09/29/04                                 1,986,364     2,011,194
                                                     4.78% 11/30/04                                 1,881,818     1,905,340
                                                  Term Loan C
                                                     7.27% 09/03/04                                 2,000,000     2,023,750
                                                     7.36% 09/29/04                                 2,250,000     2,276,719
                                                     7.53% 11/30/04                                 2,000,000     2,023,750

                          KEY PLASTICS LLC        Jr. Sec Sub Notes
                                                     18.32% 04/26/07 (c)                               55,843        55,843
                                                  Sr. Sec Sub Notes
                                                     7.00% 04/26/07 (c)                               101,433       101,433

      KEYSTONE AUTOMOTIVE INDUSTRIES, INC.        Term Loan
                                                     4.67% 09/17/04                                   482,609       489,019
                                                     6.00% 09/30/04                                    17,391        17,622
                                                     4.67% 02/17/05                                   452,174       458,179

See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------        -------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) -
  (CONTINUED)
AUTOMOTIVE - (CONTINUED)

         MERIDIAN AUTOMOTIVE SYSTEMS, INC,        1st Lien Term Loan
                                                     6.09% 09/30/04                                    37,834        37,330
                                                     6.00% 10/28/04                                 5,462,166     5,389,339

                   SHILOH INDUSTRIES, INC.        Term Loan B
                                                     5.64% 01/14/09                                 3,482,500     3,499,912

         TRW AUTOMOTIVE ACQUISITIONS CORP.        Term Loan D1
                                                     4.13% 02/28/11                                 2,498,087     2,543,365
                                                  -------------------------------------------------------------------------
                                                                                             AUTOMOTIVE TOTAL    35,764,419

BEVERAGE & TOBACCO - 2.1%

                             BUFFETS, INC.        Term Loan
                                                     4.98% 09/01/04                                   853,696       863,300
                                                     4.59% 09/30/04                                 2,513,043     2,541,315
                                                  Synthetic Letter of
                                                    Credit
                                                     4.61% 06/28/09                                   466,600       471,849

                  CARIBBEAN RESTAURANT LLC        Tranche B
                                                     4.85% 06/30/09                                 3,000,000     3,041,250

                 COMMONWEALTH BRANDS, INC,        Term Loan
                                                     5.69% 08/28/07                                 1,018,542     1,030,637

      DR. PEPPER BOTTLING COMPANY OF TEXAS        Term Loan B
                                                     3.40% 09/22/04                                 5,626,233     5,690,406
                                                     3.40% 09/30/04                                    15,000        15,171

                  DS WATERS ENTERPRISES LP        Term Loan
                                                     4.34% 09/30/04                                 1,687,500     1,610,508
                                                     4.62% 12/30/04                                   750,000       715,781

  SOUTHERN WINE & SPIRITS OF AMERICA, INC.        Term Loan B
                                                     3.84% 07/02/08                                 2,940,081     2,975,915
                                                  -------------------------------------------------------------------------
                                                                                     BEVERAGE & TOBACCO TOTAL    18,956,132

BROADCAST RADIO & TELEVISION - 1.2%

                    FREEDOM COMMUNICATIONS        Term Loan B
                                                     3.34% 09/01/04                                 1,353,846     1,374,789
                                                     3.75% 11/29/04                                   646,154       656,149

                     GRAY TELEVISION, INC.        Incremental Term Loan
                                                     3.36% 10/01/04                                 1,802,483     1,817,128
                                                     3.45% 11/03/04                                   277,305       279,558

                             GT BRANDS LLC        Term Loan
                                                     9.50% 09/30/07                                 2,654,829     2,389,347

        SPANISH BROADCASTING SYSTEMS, INC.        Term Loan
                                                     4.84% 10/30/09                                 4,353,125     4,423,863
                                                  -------------------------------------------------------------------------
                                                                              BROADCASTING RADIO & TELEVISION
                                                                                                        TOTAL    10,940,834

                                 See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------        -------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) -
  (CONTINUED)
BUILDING & DEVELOPMENT PRODUCTS - 0.6%

                       AIMCO PROPERTIES LP        Term Loan
                                                     4.70% 05/30/08                                 1,850,000     1,867,344

                         NATG HOLDINGS LLC        Credit Linked
                                                    Certificate of
                                                    Deposit
                                                     0.85% 01/23/05                                 1,039,745       805,803
                                                  Term Loan A
                                                     6.13% 01/23/09                                   963,853       204,518
                                                  Term Loan B1
                                                     6.63% 01/23/10                                   684,740       145,294
                                                  Term Loan B2
                                                     6.63% 01/23/10                                    72,363        58,614

                 TAPCO INTERNATIONAL CORP.        Term Loan B
                                                     4.33% 09/29/04                                   434,552       436,725
                                                     4.34% 09/30/04                                 1,075,517     1,080,894
                                                  Term Loan C
                                                     4.58% 09/29/04                                   417,120       419,206
                                                     4.59% 09/30/04                                   619,424       622,521
                                                  -------------------------------------------------------------------------
                                                                              BUILDING & DEVELOPMENT PRODUCTS
                                                                                                        TOTAL     5,640,919

BUSINESS EQUIPMENT & SERVICES - 3.3%

             BRICKMAN GROUP HOLDINGS, INC.        Term Loan
                                                     6.78% 11/15/09                                 4,888,889     4,876,667

                       HILLMAN GROUP, INC.        Term Loan B
                                                     6.75% 09/30/04                                     4,375         4,424
                                                     4.63% 10/26/04                                 1,741,250     1,760,839

                  TRANSCORE HOLDINGS, INC.        Term Loan B
                                                     4.83% 09/30/04                                 2,632,000     2,664,900
                                                     6.25% 11/30/04                                     6,955         7,042
                                                  Term Loan C
                                                     4.83% 09/30/04                                 3,952,941     4,002,353
                                                     6.25% 11/30/04                                    17,059        17,272

                                 URS CORP.        Term Loan B
                                                     3.63% 08/22/08                                 1,324,391     1,331,428

            WASHINGTON GROUP INTERNATIONAL        Credit Linked
                                                    Certificate of
                                                    Deposit
                                                     1.54% 10/03/07                                 9,600,000     9,648,000

                               XEROX CORP.        Term Loan
                                                     3.34% 09/30/08                                 5,000,000     5,026,040
                                                  -------------------------------------------------------------------------
                                                                                BUSINESS EQUIPMENT & SERVICES
                                                                                                        TOTAL    29,338,965

CABLE & SATELLITE TELEVISION - 9.3%

            ATLANTIC BROADBAND FINANCE LLC        Term Loan B
                                                     4.61% 09/01/11                                 1,400,000     1,419,250

See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------        -------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) -
  (CONTINUED)
CABLE & SATELLITE TELEVISION - (CONTINUED)

                BRESNAN COMMUNICATIONS LLC        Term Loan B
                                                     4.83% 09/07/04                                 1,475,555     1,497,228
                                                     4.86% 09/07/04                                   368,889       374,307
                                                     5.09% 09/30/04                                   368,889       374,307
                                                     5.11% 10/15/04                                 1,936,667     1,965,113

                CENTURY CABLE HOLDINGS LLC        Discretionary Term
                                                    Loan
                                                     6.50% 12/31/09                                 3,500,000     3,413,228
                                                  Term Loan
                                                     6.50% 06/30/09                                10,000,000     9,770,540

      CHARTER COMMUNICATIONS OPERATING LLC        Tranche B Term Loan
                                                     4.92% 04/27/11                                12,000,000    11,858,748

                        CSC HOLDINGS, INC.        Revolver
                                                     2.56% 09/01/04 (b)                               487,500       482,016
                                                     2.81% 09/01/04 (b)                                29,167        28,839
                                                     2.75% 09/07/04 (b)                               479,167       473,776
                                                     5.25% 09/30/04 (b)                                 5,000         4,944
                                                     3.06% 10/08/04 (b)                               116,667       115,354
                                                     3.41% 11/08/04 (b)                               486,666       481,191

             HILTON HEAD COMMUNICATIONS LP        Revolver
                                                     4.50% 09/30/07                                14,087,500    13,562,741

              INSIGHT MIDWEST HOLDINGS LLC        Term Loan
                                                     3.94% 12/31/09                                 1,990,000     2,021,094
                                                  Term Loan A
                                                     3.25% 06/30/09                                 1,880,000     1,881,645
                                                  Term Loan B
                                                     3.94% 12/31/09                                 2,985,000     3,031,873

             MEDIACOM COMMUNICATIONS CORP.        Term Loan A
                                                     3.24% 09/10/04                                 3,333,333     3,327,603
                                                     3.14% 09/30/04                                   666,667       665,521
                                                  Term Loan B
                                                     3.87% 09/08/04                                   960,000       967,425
                                                     3.97% 09/30/04                                    40,000        40,309
                                                     4.17% 12/08/04                                 1,000,000     1,007,734

                OLYMPUS CABLE HOLDINGS LLC        Term Loan A
                                                     5.75% 06/30/10                                 9,500,000     9,225,174
                                                  Term Loan B
                                                     6.50% 09/30/10                                 1,000,000       977,500

                 UPC FINANCING PARTNERSHIP        Term Loan C2
                                                     7.33% 12/30/04                                    57,500        58,093
                                                     7.38% 01/07/05                                11,385,000    11,502,413

                  WIDEOPENWEST FINANCE LLC        Incremental Term
                                                    Loan B
                                                     6.10% 06/22/11                                 3,000,000     3,010,626
                                                  -------------------------------------------------------------------------
                                                                           CABLE & SATELLITE TELEVISION TOTAL    83,538,592

                                 See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------        -------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) -
  (CONTINUED)
CHEMICALS/PLASTICS - 5.4%

                               BRENNTAG AG        Term Loan B2
                                                     4.73% 12/09/11                                 2,500,000     2,532,812

                                  CELANESE        Term Loan C
                                                     5.73% 04/06/11                                 3,000,000     3,063,126
                                                  Dollar Term Loan
                                                     3.98% 09/30/04 (b)                               437,309       443,254
                                                     4.09% 09/30/04 (b)                             1,184,961     1,201,069
                                                     4.10% 09/30/04 (b)                             2,516,623     2,550,834

                         COFFEYVILLE, INC.        Term Loan
                                                     6.63% 09/27/04                                 4,979,114     4,979,114
                                                     8.50% 09/30/04                                    20,886        20,886

                        GEORGIA GULF CORP.        Term Loan D
                                                     3.69% 12/02/10                                   581,502       591,072

                          HUNTSMAN CO. LLC        Term Loan A
                                                     5.63% 03/31/07                                 6,245,821     6,278,168
                                                  Term Loan B
                                                     11.44% 09/16/04                                  968,418       973,433
                                                     11.44% 09/23/04                                   22,029        22,143

                HUNTSMAN INTERNATIONAL LLC        Term B Dollar Loan
                                                     4.94% 12/31/10                                 4,000,000     4,060,000

                                   KOSA BV        Tranche B-1
                                                     4.56% 04/29/11                                 3,297,059     3,317,665
                                                  Tranche B-2
                                                     4.56% 04/29/11                                 1,452,941     1,462,022

                                 NALCO CO.        Term Loan A
                                                     4.07% 09/23/04                                   900,000       910,575
                                                     4.08% 09/23/04                                   763,782       772,757
                                                     4.43% 01/24/05                                   525,000       531,169
                                                  Term Loan B
                                                     4.08% 09/23/04                                   898,058       912,892
                                                     4.11% 09/23/04                                   628,341       638,720
                                                     4.43% 01/24/05                                   554,419       563,577

                            POLYPORE, INC.        Term Loan
                                                     3.89% 11/12/11                                 2,000,000     2,016,250

                   RIPPLEWOOD HOLDINGS LLC        Term Loan
                                                     4.53% 06/21/11                                 6,000,000     6,060,000

            WADDINGTON NORTH AMERICA, INC.        Term Loan B
                                                     4.57% 04/07/11                                 4,455,000     4,445,257
                                                  -------------------------------------------------------------------------
                                                                                    CHEMICALS/ PLASTICS TOTAL    48,346,795

See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------        -------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) -
  (CONTINUED)
CLOTHING/TEXTILES - 1.4%

                        LEVI STRAUSS & CO.        Term Loan A
                                                     8.88% 09/30/04                                    32,292        35,144
                                                     8.88% 11/10/04                                 1,208,333     1,315,069

                       POLYMER GROUP, INC.        Second Lien Term Loan
                                                     7.84% 04/27/11                                 3,000,000     3,011,250
                                                  First Lien Term Loan
                                                     4.84% 04/27/10                                 3,750,000     3,777,345

                  SPRINGS INDUSTRIES, INC.        Term Loan B
                                                     5.59% 09/05/08                                 4,295,390     4,349,976
                                                  -------------------------------------------------------------------------
                                                                                      CLOTHING/TEXTILES TOTAL    12,488,784

CONGLOMERATE - 1.6%

                     APPLETON PAPERS, INC.        Term Loan
                                                     3.79% 09/20/04                                 1,750,000     1,770,781
                                                     3.98% 11/19/04                                 1,750,000     1,770,781

                               JASON, INC.        Term Loan B
                                                     5.89% 09/29/04                                     5,407         5,353
                                                     6.03% 11/29/04                                 2,070,792     2,050,084

                         LANGUAGE LINE LCC        Term Loan B
                                                     5.85% 06/13/11                                 3,000,000     3,031,875

                       MUELLER GROUP, INC.        Term Loan
                                                     4.40% 09/30/04                                 2,132,110     2,142,770
                                                     4.93% 10/29/04                                   256,881       258,165
                                                     4.54% 11/30/04                                   256,881       258,166

    YOUTH & FAMILY CENTERED SERVICES, INC.        Term Loan B
                                                     7.25% 05/28/11                                 3,000,000     3,000,000
                                                  -------------------------------------------------------------------------
                                                                                           CONGLOMERATE TOTAL    14,287,975

CONTAINER/GLASS PRODUCTS - 2.4%

                         BAKER TANKS, INC.        Term Loan
                                                     4.33% 09/13/04                                    16,500        16,639
                                                     4.34% 10/12/04                                    24,000        24,203
                                                     4.14% 11/10/04                                   600,000       605,063
                                                     4.69% 02/10/05                                   816,000       822,885

                      BERRY PLASTICS CORP.        Term Loan Facility
                                                     4.07% 09/30/04                                     5,000         5,056
                                                     3.96% 11/09/04                                 1,995,000     2,017,444

            CONSOLIDATED CONTAINER CO. LLC        Term Loan
                                                     4.69% 09/30/04                                     8,750         8,805
                                                     3.25% 12/31/04                                     8,750         8,804
                                                     5.13% 03/03/04                                 3,482,500     3,504,266

     GRAPHIC PACKAGING INTERNATIONAL, INC.        Term Loan B
                                                     4.35% 08/09/10                                 2,970,000     3,014,550

                                 See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------        -------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) -
  (CONTINUED)
CONTAINER/GLASS PRODUCTS - (CONTINUED)

                          KERR GROUP, INC.        Term Loan
                                                     5.09% 08/13/10                                 1,307,128     1,320,363

                  PRECISE TECHNOLOGY, INC.        First Lien Term Loan
                                                     4.63% 03/31/11                                 1,995,000     2,008,093

                     REDDY ICE GROUP, INC.        Term Loan
                                                     4.15% 08/17/09                                   744,375       754,455

                  SOLA INTERNATIONAL, INC.        Term Loan
                                                     4.09% 12/11/09                                 1,234,375     1,251,348

                            SOLO CUP, INC.        Term Loan
                                                     4.09% 09/30/04                                 2,554,615     2,583,886
                                                     4.21% 11/01/04                                 3,415,385     3,454,518
                                                  -------------------------------------------------------------------------
                                                                               CONTAINER/GLASS PRODUCTS TOTAL    21,400,378

COSMETICS/TOILETRIES - 1.2%

                 AMERICAN SAFETY RAZOR CO.        Tranche B
                                                     4.95% 10/29/04                                    20,000        20,250
                                                     4.84% 11/29/04                                 1,137,255     1,151,470
                                                     5.02% 11/29/04                                   837,745       848,217

                 CHURCH & DWIGHT CO., INC.        Tranche B
                                                     3.27% 05/30/11                                 2,000,000     2,026,562

                    JOHNSON DIVERSEY, INC.        Term Loan B
                                                     3.75% 09/03/04                                   128,849       131,056
                                                     3.95% 11/03/04                                 4,203,946     4,275,937

            REVLON CONSUMER PRODUCTS CORP.        Term Loan
                                                     7.60% 10/13/04                                 1,000,000     1,017,500
                                                     7.86% 01/11/05                                 1,000,000     1,017,500
                                                  -------------------------------------------------------------------------
                                                                                  COSMETICS/ TOILETRIES TOTAL    10,488,492

ECOLOGICAL SERVICE & EQUIPMENT - 1.3%

          ALLIED WASTE NORTH AMERICA, INC.        Term Loan D
                                                     4.10% 01/15/10                                 1,600,000     1,625,000
                                                  Tranche A
                                                     3.86% 01/15/10                                 4,757,143     4,829,689

   ENVIRONMENTAL SYSTEMS PRODUCTS HOLDINGS        Second Lien
                                                     11.59% 09/30/04                                2,083,333     2,151,041
                                                     11.68% 10/29/04                                1,861,111     1,921,597
                                                     11.78% 11/30/04                                  555,556       573,612

                SYNAGRO TECHNOLOGIES, INC.        Term Loan
                                                     4.72% 11/17/04                                   790,280       794,231
                                                     6.25% 11/30/04                                    93,406        93,873
                                                  -------------------------------------------------------------------------

                                                                              ECOLOGICAL SERVICES & EQUIPMENT
                                                                                                        TOTAL    11,989,043

See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------        -------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) -
  (CONTINUED)
ELECTRONIC/ELECTRIC - 2.3%

          BRIDGE INFORMATION SYSTEMS, INC.        Multidraw Term Loan
                                                     7.25% 07/07/03
                                                       (c)(d)                                         508,890        30,533

      INVENSYS INTERNATIONAL HOLDINGS LTD.        Term Loan B1
                                                     5.48% 09/05/09                                 3,492,730     3,540,755

                               ITRON, INC.        Term Loan B
                                                     3.94% 06/28/11                                 1,000,000     1,010,000

         SEAGATE TECHNOLOGY HOLDINGS, INC.        Term Loan B
                                                     3.69% 05/31/07                                 3,920,000     3,973,410

  SEMICONDUCTORS COMPONENTS INDUSTRIES LLC        Term Loan F
                                                     4.38% 08/04/09                                 1,709,739     1,725,055

                 TRANSFIRST HOLDINGS, INC.        Term Loan C
                                                     9.20% 03/31/11                                 2,250,000     2,255,625

                                 UGS CORP.        Term Loan B
                                                     3.85% 05/27/11                                 1,500,000     1,511,250

                            VERIFONE, INC.        Second Lien Term Loan
                                                     7.68% 12/31/11                                 1,000,000     1,020,000

                          VIASYSTEMS, INC.        Term Loan B
                                                     7.15% 09/30/08                                 5,711,567     5,766,301
                                                  -------------------------------------------------------------------------
                                                                                   ELECTRONIC/ ELECTRIC TOTAL    20,832,929

EQUIPMENT LEASING - 0.8%

                NATIONAL EQUIPMENT SERVICE        Second Lien Term Loan
                                                     9.50% 08/17/10                                 1,500,000     1,507,500

                      UNITED RENTALS, INC.        Delayed Draw Term
                                                    Loan B
                                                     3.89% 09/30/04                                 4,666,667     4,720,917
                                                     4.03% 11/30/04                                 1,152,083     1,165,476
                                                  -------------------------------------------------------------------------
                                                                                      EQUIPMENT LEASING TOTAL     7,393,893

FARMING/AGRICULTURE - 0.5%

                                AGCO CORP.        Term Loan
                                                     3.59% 09/30/04                                   832,500       837,964
                                                     3.59% 10/13/04                                 3,783,333     3,808,163
                                                  -------------------------------------------------------------------------
                                                                                   FARMING/ AGRICULTURE TOTAL     4,646,127

FINANCIAL INTERMEDIARIES - 0.7%

                        FINOVA GROUP, INC.        Note
                                                     7.50% 11/15/09 (e)                             1,901,856       960,437

         MARINA DISTRICT FINANCE CO., INC.        Term Loan A
                                                     3.41% 09/30/04                                   293,551       295,263
                                                     3.84% 09/30/04                                   267,516       269,076
                                                     3.89% 09/30/04                                 1,400,637     1,408,807
                                                     3.85% 10/04/04                                   735,669       739,960
                                                     3.90% 10/13/04                                   189,067       190,170

                                 See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------        -------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) -
  (CONTINUED)
FINANCIAL INTERMEDIARIES - (CONTINUED)

                                METRIS CO.        Term Loan
                                                     10.99% 05/06/07                                2,000,000     2,075,000
                                                  -------------------------------------------------------------------------
                                                                               FINANCIAL INTERMEDIARIES TOTAL     5,938,713

FOOD PRODUCTS - 3.2%

               AMERICAN SEAFOODS GROUP LLC        Term Loan B
                                                     4.89% 03/31/09                                 3,002,007     3,015,141

                       BURNS PHILIP., INC.        Delayed Draw Term Loan B
                                                     4.83% 02/20/09                                 1,975,000     2,002,156

                   INTERSTATE BRANDS CORP.        Term Loan C
                                                     5.09% 09/30/04                                   161,616       150,707
                                                     4.92% 02/14/04                                 1,797,980     1,676,616
                                                  Tranche A
                                                     5.23% 11/19/04                                   500,000       466,250
                                                     5.42% 02/25/05                                 1,375,000     1,282,187

                           LUIGINO'S, INC.        Term Loan B
                                                     4.31% 09/01/04                                 2,571,429     2,597,144
                                                     4.69% 09/30/04                                 1,917,321     1,936,494

                              MERISANT CO.        Term Loan B
                                                     4.43% 01/11/10                                 1,108,793     1,114,753

                     NELLSON NUTRACEUTICAL        Second Lien Term Loan
                                                     7.09% 04/02/10                                 3,000,000     2,880,000

                        PIERRE FOODS, INC.        Term Loan B
                                                     3.98% 06/30/10                                 2,000,000     2,016,250

              PINNACLE FOODS HOLDING CORP.        Delayed Draw Term Loan
                                                     4.03% 09/30/04                                    18,000        18,225
                                                     4.20% 10/26/04                                    18,000        18,225
                                                     4.26% 10/26/04                                 7,146,000     7,235,325

                SUNNY DELIGHT BEVERAGE CO.        First Lien Term Loan
                                                     5.98% 08/20/10                                 2,000,000     2,020,000
                                                  -------------------------------------------------------------------------
                                                                                          FOOD PRODUCTS TOTAL    28,429,473

FOOD SERVICES - 0.7%

                             CARROLS CORP.        Term Loan B
                                                     5.69% 12/31/07                                 1,291,218     1,303,727

                            DOMINO'S, INC.        Term Loan
                                                     3.88% 06/25/10                                 2,115,161     2,151,185

                    JEAN COUTU GROUP, INC.        Term Loan B
                                                     3.94% 07/30/11                                 2,500,000     2,524,432
                                                  -------------------------------------------------------------------------
                                                                                          FOOD SERVICES TOTAL     5,979,344

See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------        -------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) -
  (CONTINUED)
FOOD/DRUG RETAILERS - 1.1%

                 ATKINS NUTRITIONALS, INC.        First Lien
                                                     4.84% 10/29/09                                 1,930,000     1,717,700

                       MICHAEL FOODS, INC.        Floater Term Loan
                                                     5.21% 11/20/11                                 3,000,000     3,088,125
                                                  Term Loan
                                                     3.96% 11/22/04                                 4,191,920     4,256,765
                                                     4.23% 11/22/04                                   353,535       359,004
                                                     4.24% 11/22/04                                    13,005        13,206
                                                     4.09% 11/26/04                                   404,040       410,290
                                                  -------------------------------------------------------------------------
                                                                                    FOOD/DRUG RETAILERS TOTAL     9,845,090

FOREST PRODUCTS - 0.7%

                        RLC INDUSTRIES CO.        Term Loan B
                                                     6.02% 02/26/10                                 3,482,500     3,517,325

                          SP NEWSPRINT CO.        Term Loan
                                                     4.61% 01/08/10                                 1,051,667     1,066,127
                                                  Term B
                                                     1.58% 01/09/08                                 1,933,333     1,962,333
                                                  -------------------------------------------------------------------------
                                                                                        FOREST PRODUCTS TOTAL     6,545,785

HEALTH CARE - 5.4%

                     ALLIANCE IMAGING, INC        Term Loan A
                                                     3.25% 09/23/04                                   233,779       230,857
                                                     3.50% 05/24/05                                   949,427       937,559
                                                  Term Loan C
                                                     3.56% 09/20/04                                   325,732       324,511
                                                     3.94% 09/22/04                                   314,804       313,624
                                                     4.00% 09/23/04                                   353,052       351,728
                                                     4.00% 09/27/04                                   345,906       344,609
                                                     4.06% 10/25/04                                   382,052       380,619

                           AMERIPATH, INC.        Term Loan
                                                     4.36% 03/27/10                                 3,220,000     3,244,150

                      COLGATE MEDICAL LTD.        Term Loan B
                                                     4.34% 09/28/04                                   795,455       804,155
                                                     4.34% 09/30/04                                   867,045       876,529

                 CONCENTRA OPERATING CORP.        Term Loan
                                                     4.12% 09/30/04                                     8,086         8,128
                                                     4.26% 11/26/04                                 3,226,244     3,243,046

                        DADE BEHRING, INC.        Term Loan B
                                                     3.88% 10/03/08                                   960,423       973,629

                              DAVITA, INC.        Term Loan B
                                                     3.16% 09/30/04                                   435,448       439,841
                                                     3.59% 09/30/04                                   435,448       439,841
                                                     3.60% 10/15/04                                   259,241       261,857
                                                     3.74% 11/23/04                                   259,241       261,857
                                                     3.87% 12/31/04                                   435,448       439,841
                                                     3.98% 01/31/05                                   153,625       155,175

                                 See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------        -------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) -
  (CONTINUED)
HEALTH CARE - (CONTINUED)

                        DJ ORTHOPEDICS LLC        Term Loan
                                                     3.88% 09/30/04                                     9,375         9,480
                                                     3.94% 10/29/04                                   196,875       199,090
                                                     4.25% 01/31/05                                   525,000       530,907

                 EDUCATE OPERATING CO. LLC        Term Loan
                                                     4.64% 03/31/11                                   997,500     1,009,345

                                EMPI CORP.        Term Loan
                                                     4.70% 11/24/09                                   933,864       936,198

                        FHC HEALTH SYSTEMS        Delayed Draw Term Loan
                                                     9.31% 10/31/06                                 1,300,000     1,311,375
                                                  Initial Term Loan
                                                     7.31% 10/31/06                                 1,857,143     1,875,714

                         HANGER ORTHOPEDIC        Term Loan B
                                                     4.34% 09/30/09                                 2,562,873     2,566,076

                         HEALTHSOUTH CORP.        Term Loan
                                                     10.38% 01/16/11                                2,600,000     2,678,000

             INSIGHT HEALTH SERVICES CORP.        Term Loan B
                                                     5.09% 10/17/08 (f)                             4,353,030     4,385,678

                    KINETIC CONCEPTS, INC.        Term Loan B
                                                     3.59% 08/11/10                                 1,035,417     1,049,654

                  KNOWLEDGE LEARNING CORP.        Term Loan B
                                                     4.78% 09/03/04                                   106,383       107,181
                                                     4.88% 09/27/04                                   808,511       814,575
                                                     4.89% 09/30/04                                 3,936,170     3,965,692
                                                     6.50% 09/30/04                                    42,220        42,536

                           MEDASSETS, INC.        Second Lien Term Loan
                                                     11.15% 06/16/08                                  500,000       507,500
                                                  Senior Term Loan
                                                     5.90% 09/30/04                                   832,015       838,255
                                                     6.35% 09/30/04                                   107,143       107,947

                           MEDPOINTE, INC.        Term Loan B
                                                     6.85% 09/30/04                                     8,028         8,061
                                                     6.95% 11/05/04                                 3,114,962     3,127,618

                           MULTIPLAN, INC.        Term Loan
                                                     4.34% 03/04/09                                 2,493,750     2,518,687

           PACIFICARE HEALTH SYSTEMS, INC.        Term Loan
                                                     4.10% 09/13/04                                   404,167       409,892
                                                     4.14% 10/13/04                                   416,667       422,570
                                                     4.21% 11/15/04                                   416,667       422,570

             QUINTILES TRANSNATIONAL CORP.        Term Loan
                                                     5.84% 09/30/04                                   837,399       844,203
                                                     5.89% 09/30/04                                   403,226       406,502

See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------        -------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) -
  (CONTINUED)
HEALTH CARE - (CONTINUED)

            SUNRISE MEDICAL HOLDINGS, INC.        Term Loan B-1
                                                     4.81% 09/17/04                                   117,647       118,162
                                                     4.88% 09/30/04                                 1,058,824     1,063,456
                                                     4.94% 10/18/04                                   823,529       827,132

                   VWR INTERNATIONAL, INC.        Term Loan B
                                                     4.11% 04/07/11                                   915,333       930,093
                                                  -------------------------------------------------------------------------
                                                                                            HEALTH CARE TOTAL    48,065,705

HOME FURNISHINGS - 1.3%

                        HOLMES GROUP, INC.        First Lien Term Loan
                                                     4.72% 09/13/04                                 1,500,000     1,492,500
                                                     4.85% 09/17/04                                     7,500         7,463
                                                     4.96% 11/19/04                                 1,492,500     1,485,037
                                                  Second Lien Term Loan
                                                     9.50% 09/12/04                                 1,058,824     1,053,530
                                                     9.50% 11/19/04                                   941,176       936,470

              HOME INTERIORS & GIFTS, INC.        Term Loan
                                                     5.41% 03/31/11                                 2,480,469     2,294,434

                              JARDEN CORP.        Term Loan B
                                                     3.83% 04/24/08                                 1,240,625     1,249,154

                        SEALY MATTRESS CO.        Term Loan C
                                                     4.06% 09/01/04                                 1,071,429     1,083,706
                                                     4.06% 09/08/04                                 1,794,642     1,815,205
                                                  -------------------------------------------------------------------------
                                                                                       HOME FURNISHINGS TOTAL    11,417,499

INDUSTRIAL EQUIPMENT - 0.6%

                                AXIA, INC.        Term Loan B
                                                     5.68% 09/13/04                                   250,000       252,969
                                                     5.89% 09/30/04                                    16,667        16,865
                                                     5.93% 11/12/04                                   233,333       236,104
                                                     5.99% 12/13/04                                   458,333       463,775

                          COPPERWELD CORP.        Term Loan
                                                     6.12% 12/16/11                                 1,215,444     1,154,672

                             DRESSER, INC.        Term Loan C
                                                     4.15% 04/10/09                                 1,127,228     1,144,313

                           FLOWSERVE CORP.        Term Loan C
                                                     4.06% 09/01/04                                    71,429        72,411
                                                     4.25% 09/13/04                                   428,571       434,463
                                                     4.44% 09/30/04                                    34,961        35,442
                                                     4.38% 10/05/04                                    31,429        31,861

                               TEREX CORP.        Term Loan
                                                     3.16% 09/30/04                                   676,366       685,667
                                                     3.34% 10/29/04                                   676,366       685,666
                                                     3.78% 11/30/04                                   258,707       262,264
                                                  -------------------------------------------------------------------------
                                                                                   INDUSTRIAL EQUIPMENT TOTAL     5,476,472

                                 See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------        -------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) -
  (CONTINUED)
INSURANCE - 1.1%

                             CONSECO, INC.        Term Loan
                                                     5.11% 06/22/10                                10,000,000    10,152,080
                                                  -------------------------------------------------------------------------
                                                                                              INSURANCE TOTAL    10,152,080

LEISURE GOODS/ACTIVITIES/MOVIES - 3.4%

               AMF BOWLING WORLDWIDE, INC.        Term Loan B
                                                     4.15% 09/29/04                                 1,425,926     1,438,849
                                                     4.58% 09/30/04                                 2,037,037     2,055,499
                                                     6.50% 09/30/04                                   122,222       123,330
                                                     4.67% 10/29/04                                 1,208,472     1,219,424
                                                     4.76% 11/26/04                                   692,593       698,870

                     AMSCAN HOLDINGS, INC.        Term Loan
                                                     4.35% 09/14/04                                 1,360,976     1,377,988
                                                     4.35% 10/14/04                                   292,683       296,342
                                                     4.59% 01/14/05                                 1,346,341     1,363,170

                     CARMIKE CINEMAS, INC.        Sr. Secured 2nd
                                                   Priority Term Loan
                                                     4.41% 02/02/09                                 4,643,333     4,771,025

                        CINEMARK USA, INC.        Tranche C Term Loan
                                                     3.56% 09/09/04                                     6,250         6,297
                                                     3.38% 11/08/04                                 2,487,500     2,506,156

               CNL HOSPITALITY PARTNERS LP        Term Loan
                                                     4.31% 01/02/05                                 2,640,845     2,640,845

         METRO-GOLDWYN-MAYER STUDIOS, INC.        Term Loan B
                                                     4.14% 04/30/11                                 2,000,000     2,009,750

                       REGAL CINEMAS, INC.        Term Loan
                                                     3.88% 11/10/10                                 5,803,182     5,875,722

               SIX FLAGS THEME PARKS, INC.        Term Loan B
                                                     4.04% 06/30/09                                 1,584,525     1,592,943

                        WARNER MUSIC GROUP        Term Loan B
                                                     4.03% 10/22/04                                   750,000       760,715
                                                     4.53% 11/24/04                                   742,500       753,107
                                                     4.32% 11/30/04                                 1,492,500     1,513,822
                                                  -------------------------------------------------------------------------
                                                                            LEISURE GOODS/ ACTIVITIES/ MOVIES
                                                                                                        TOTAL    31,003,854

LODGING & CASINOS - 3.5%

                                     OPBIZ        Term Loan A
                                                     4.80% 08/31/10 (c)                             7,240,655     7,130,043
                                                  Term Loan B
                                                     5.98 08/31/10 (c)                                 16,747        16,491

                     ALLIANCE GAMING CORP.        Term Loan B
                                                     3.79% 09/04/09                                 4,530,121     4,590,521

                   AMERISTAR CASINOS, INC.        Term Loan B
                                                     3.56% 12/20/06                                   787,505       798,087

See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------        -------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) -
  (CONTINUED)
LODGING & CASINOS - (CONTINUED)

               EXTENDED STAY AMERICA, INC.        Junior Floating Rate
                                                    Note
                                                     3.88% 05/14/16 (c)                             5,000,000     5,007,000

             GREEN VALLEY RANCH GAMING LLC        Term Loan B
                                                     4.34% 12/22/10                                 3,980,000     4,039,700

                   STRATEGIC HOTEL CAPITAL        Term Loan B2
                                                     4.38% 07/09/06                                 5,000,000     5,000,000

               WYNDHAM INTERNATIONAL, INC.        Term Loan I
                                                     6.38% 06/30/06                                 4,914,269     4,814,961
                                                  -------------------------------------------------------------------------
                                                                                      LODGING & CASINOS TOTAL    31,396,803

OIL/GAS - 2.5%

                                  ALON USA        Term Loan
                                                     10.00% 12/12/08                                5,000,000     5,150,000

                       ATP OIL & GAS CORP.        1st Lien Term Loan
                                                     10.50% 09/15/04                                  661,667       678,209
                                                     10.50% 09/30/04                                  666,667       683,334
                                                     10.50% 10/29/04                                  333,333       341,666
                                                     10.50% 01/31/05                                  333,333       341,666

                      BELDEN & BLAKE CORP.        Term Loan
                                                     6.25% 06/30/11                                 3,000,000     3,028,125

                  LA GRANGE ACQUISITION LP        Term Loan
                                                     4.48% 09/03/04                                   551,724       560,000
                                                     4.64% 09/30/04                                   448,276       455,000

            MAGELLAN MIDSTREAM HOLDINGS LP        Tranche B
                                                     4.65% 06/17/08                                   952,061       966,342

                SECUNDA INTERNATIONAL LTD.        Floating Rate Note
                                                     9.76% 09/01/12                                 2,000,000     1,990,000

                    TESORO PETROLEUM CORP.        Fixed Asset Term Loan
                                                     7.10% 04/15/08                                 3,160,000     3,257,764

                 TRANSWESTERN PIPELINE CO.        Term Loan B
                                                     3.82% 09/09/04                                     7,500         7,569
                                                     3.88% 10/08/04                                 2,992,500     3,019,932

                   WESTERN REFINING CO. LP        Term Loan B
                                                     5.14% 08/28/08                                 1,440,000     1,461,600
                                                  -------------------------------------------------------------------------
                                                                                                OIL/GAS TOTAL    21,941,207

PUBLISHING - 2.2%

              ADAMS OUTDOOR ADVERTISING LP        First Lien Term Loan
                                                     3.88% 10/15/11                                 1,500,000     1,518,125

                                 See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------        -------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) -
  (CONTINUED)
PUBLISHING - (CONTINUED)

                        DEX MEDIA EAST LLC        Term Loan A
                                                     3.57% 09/09/04                                 1,058,722     1,071,514
                                                     3.58% 09/13/04                                   781,204       790,643
                                                     3.60% 09/20/04                                   727,613       736,405
                                                     3.59% 09/30/04                                 1,058,722     1,071,514
                                                     3.71% 11/08/04                                 1,323,402     1,339,393
                                                     3.76% 11/26/04                                   859,953       870,344
                                                     3.79% 11/30/04                                 1,078,134     1,091,161
                                                  Term Loan B
                                                     3.57% 09/09/04                                    83,805        84,975
                                                     3.58% 09/13/04                                    71,440        72,437
                                                     3.60% 09/20/04                                    83,851        85,021
                                                     3.59% 09/30/04                                   119,721       121,392
                                                     3.71% 11/08/04                                   646,495       655,519
                                                     3.76% 11/26/04                                   107,796       109,301
                                                     3.79% 11/30/04                                   123,392       125,114

                        DEX MEDIA WEST LLC        Term Loan A
                                                     3.57% 09/09/04                                   461,990       468,150
                                                     3.58% 09/13/04                                   214,197       217,053
                                                     3.54% 09/20/04                                   283,494       287,274
                                                     3.59% 09/30/04                                   590,613       598,488
                                                     3.58% 10/08/04                                   343,868       348,453
                                                     3.70% 10/26/04                                   973,855       986,840
                                                     3.68% 11/12/04                                   188,996       191,515
                                                     3.73% 11/19/04                                   322,868       327,173
                                                     3.79% 11/30/04                                   584,838       592,635

                      DIMAC HOLDINGS, INC.        Term Loan A
                                                     15.00% 12/31/05 (d)                              246,193           923
                                                  Term Loan B
                                                     15.00% 09/30/02 (d)                               65,687         1,971

            DIMAC MARKETING PARTNERS, INC.        Revolver
                                                     7.50% 07/01/03 (d)                                27,443            --
                                                  Term Loan B
                                                     7.50% 01/01/05 (d)                               159,403         4,782

                               RELIZON CO.        Term Loan
                                                     4.73% 02/20/11                                 1,793,333     1,803,421

                            SUN MEDIA CORP        Term Loan B
                                                     3.83% 09/24/04                                    65,217        65,910
                                                     3.93% 10/29/04                                 1,281,848     1,295,468

               TRANSWESTERN PUBLISHING CO.        First Lien Term Loan
                                                     3.38% 09/30/04                                   812,500       819,356
                                                     3.88% 09/30/04                                   325,000       327,742
                                                     3.94% 04/26/04                                 1,250,000     1,260,548
                                                  -------------------------------------------------------------------------
                                                                                             PUBLISHING TOTAL    19,340,560

RAIL INDUSTRIES - 0.2%

          RAILAMERICA TRANSPORTATION CORP.        Term Loan
                                                     4.25% 05/22/09                                 1,347,618     1,367,664
                                                  -------------------------------------------------------------------------
                                                                                        RAIL INDUSTRIES TOTAL     1,367,664

See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------        -------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) -
  (CONTINUED)
RETAILERS - 0.4%

                          CH OPERATING LLC        Term Loan
                                                     6.19% 09/30/04                                   206,897       207,414
                                                     6.19% 10/29/04                                 1,137,931     1,140,776

            PRESTIGE BRANDS HOLDINGS, INC.        Tranche B
                                                     6.25% 09/30/04                                     6,268         6,289
                                                     4.08% 10/26/04                                 1,988,732     1,995,360
                                                  -------------------------------------------------------------------------
                                                                                              RETAILERS TOTAL     3,349,839

STEEL - 0.7%

                   AMSTED INDUSTRIES, INC.        Term Loan
                                                     5.59% 09/30/04                                   668,382       683,003
                                                     5.60% 09/30/04                                   176,471       180,331
                                                     5.71% 11/01/04                                 2,867,647     2,930,377

                THE TECHS INDUSTRIES, INC.        Term Loan
                                                     3.89% 01/14/10                                 2,962,500     2,969,906
                                                  -------------------------------------------------------------------------
                                                                                                  STEEL TOTAL     6,763,617

SURFACE TRANSPORT - 2.9%

             AMERICAN COMMERCIAL LINES LLC        Term Loan A
                                                     5.50% 06/30/05                                   673,286       664,449
                                                  Term Loan B
                                                     6.25% 06/30/06                                 1,026,863     1,014,027
                                                  Term Loan C
                                                     6.50% 06/30/07                                 1,816,231     1,793,528

                   COMCAR INDUSTRIES, INC.        Term Loan B
                                                     6.61% 09/20/04                                 4,750,000     4,726,250
                                                     6.61% 09/24/04                                   200,000       199,000
                                                     8.00% 11/01/04                                    25,000        24,875

                        HELM HOLDING CORP.        Term Loan B
                                                     4.56% 07/02/10                                 5,000,000     5,064,585

                  LAIDLAW INVESTMENTS LTD.        Term Loan B
                                                     5.50% 06/19/09                                 4,370,000     4,443,744

                 PACER INTERNATIONAL, INC.        Term Loan
                                                     4.06% 09/15/04                                    39,216        39,780
                                                     4.19% 09/16/04                                    47,059        47,735
                                                     4.06% 11/12/04                                   286,216       290,330
                                                     4.44% 12/15/04                                   113,784       115,420
                                                     4.06% 04/14/04                                   215,686       218,786

                   TRANSPORT INDUSTRIES LP        Term Loan B
                                                     5.56% 06/13/10                                 3,000,000     3,005,625

                                 TTI, INC.        Term Loan
                                                     5.40% 09/30/04                                    28,696        28,935
                                                     4.99% 10/18/04                                   846,522       853,576
                                                     5.36% 10/18/04                                   770,657       777,079

                                 See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------        -------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) -
  (CONTINUED)
SURFACE TRANSPORT - (CONTINUED)

                UNITED STATES SHIPPING LLC        Term Loan
                                                     3.84% 09/30/04                                    21,605        21,835
                                                     4.12% 12/31/04                                   956,790       966,956

                      YELLOW ROADWAY CORP.        Credit Linked
                                                    Certificate of
                                                    Deposit
                                                     1.50% 06/11/08                                 1,456,364     1,469,563
                                                  Initial Term Loan
                                                     5.25% 06/11/08                                   520,130       524,844
                                                  -------------------------------------------------------------------------
                                                                                      SURFACE TRANSPORT TOTAL    26,290,922

TELECOMMUNICATIONS/CELLULAR - 4.2%

                         AIRGATE PCS, INC.        Tranche 1
                                                     5.44% 09/30/04                                    19,089        19,041
                                                     5.38% 11/30/04                                   545,045       543,683
                                                  Tranche 2
                                                     5.44% 09/30/04                                   171,502       171,073
                                                     5.13% 10/25/04                                   292,502       291,771
                                                     5.56% 11/29/04                                   273,221       272,538
                                                     5.63% 12/15/04                                   175,501       175,063
                                                     5.63% 12/31/04                                   175,501       175,062
                                                     5.75% 01/04/05                                   877,506       875,312
                                                     5.75% 02/09/05                                   526,504       525,188
                                                     5.75% 02/28/05                                 4,812,315     4,800,284

                      CELLULAR SOUTH, INC.        Term Loan
                                                     4.16% 10/27/04                                 1,062,857     1,076,143
                                                     4.38% 02/11/05                                 1,937,143     1,961,357

         CONSOLIDATED COMMUNICATIONS, INC.        Term Loan B
                                                     4.34% 09/30/04                                 1,000,000     1,013,750
                                                     4.35% 09/30/04                                 1,357,143     1,375,804
                                                     4.48% 11/19/04                                 2,142,857     2,172,321

                 MICROCELL SOLUTIONS, INC.        Term Loan A
                                                     5.59% 03/17/11                                 3,209,375     3,226,760

                           NEXTEL PARTNERS        Term Loan C
                                                     3.81% 05/31/11                                 5,000,000     5,070,625

                               QWEST CORP.        Term Loan B
                                                     6.95% 06/30/10                                10,000,000     9,718,750

                          US UNWIRED, INC.        Floating Rate Note
                                                     5.79% 06/15/10 (c)                             4,000,000     4,060,000
                                                  -------------------------------------------------------------------------
                                                                           TELECOMMUNICATIONS/ CELLULAR TOTAL    37,524,525

TELECOMMUNICATIONS/COMBINATION - 2.7%

   ALASKA COMMUNICATIONS SYSTEMS HOLDINGS,
                                      INC.        Term Loan
                                                     4.88% 02/14/09                                 1,741,250     1,759,025

         CENTENNIAL CELLULAR OPERATING CO.        Term Loan B
                                                     3.91% 09/30/04 (b)                             3,822,500     3,835,940
                                                     4.34% 11/30/04 (b)                               173,750       174,361

See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------        -------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) -
  (CONTINUED)
TELECOMMUNICATIONS/COMBINATION -
  (CONTINUED)

                                                     4.53% 11/30/04 (b)                               152,900       153,437
                  NEXTEL FINANCE CO., INC.        Term Loan E
                                                     3.81% 12/15/10                                14,601,413    14,694,921

                  SBA SENIOR FINANCE, INC.        Term Loan
                                                     4.65% 09/17/04 (b)                             3,807,692     3,841,603
                                                     5.37% 12/30/04 (b)                               207,693       209,543
                                                  -------------------------------------------------------------------------
                                                                                          TELECOMMUNICATIONS/
                                                                                            COMBINATION TOTAL    24,668,830

TELECOMMUNICATIONS/WIRELESS - 1.1%

             DOBSON CELLULAR SYSTEMS, INC.        Revolver
                                                     5.10% 10/21/09 (b)                               233,333       223,417
                                                  Term Loan
                                                     5.10% 09/20/04                                 4,281,203     4,279,597
                                                     5.17% 10/20/04                                 3,544,672     3,543,343

          SPECTRASITE COMMUNICATIONS, INC.        Incremental Term Loan
                                                     3.93% 12/31/07                                 1,678,299     1,703,474
                                                  -------------------------------------------------------------------------
                                                                             TELECOMMUNICATION/WIRELESS TOTAL     9,749,831

TELECOMMUNICATIONS WIRELINE - 0.5%

  VALOR TELECOMMUNICATIONS ENTERPRISES LLC        Term Loan B
                                                     5.33% 09/10/04                                 2,195,809     2,209,532
                                                     5.39% 09/30/04                                 2,465,588     2,480,998
                                                  -------------------------------------------------------------------------
                                                                            TELECOMMUNICATIONS WIRELINE TOTAL     4,690,530

UTILITIES - 6.5%

               ALLEGHENY ENERGY SUPPLY CO.        Term Loan B
                                                     4.58% 09/30/04                                   192,500       195,556
                                                     4.39% 11/10/04                                 2,300,000     2,336,513
                                                     4.94% 02/07/05                                   500,000       507,937

                              AQUILA, INC.        Term Loan
                                                     8.00% 05/15/06                                 3,412,698     3,535,344

                        ASTORIA ENERGY LLC        1st Lien Term Loan
                                                     6.84% 09/30/04                                 2,418,164     2,456,451
                                                     6.86% 04/18/05                                 4,581,836     4,654,380

       CALPINE CONSTRUCTION FINANCE CO. LP        Floating Rate Note
                                                     9.75% 08/26/11 (c)                             2,000,000     2,165,000

                             CALPINE CORP.        Second Lien
                                                     7.35% 07/16/07                                 6,633,000     5,638,050

                  CENTERPOINT ENERGY, INC.        Term Loan
                                                     4.72% 10/07/06                                 6,954,025     6,987,925

                         INFRASOURCE, INC.        Term Loan
                                                     4.59% 09/30/10                                 1,963,776     1,949,048

                                 See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------        -------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) -
  (CONTINUED)
UTILITIES - (CONTINUED)

                   MIDWEST GENERATIONS LLC        Term Loan
                                                     4.85% 10/01/04                                   742,500       752,709
                                                     4.89% 10/01/04                                   750,000       760,313
                                                     4.57% 10/27/04                                 1,500,000     1,520,625

               MISSION ENERGY HOLDINGS CO.        Term Loan
                                                     7.00% 09/01/04                                   875,000       879,375
                                                     7.00% 12/10/04                                   875,000       879,375
                                                  Term Loan B
                                                     9.11% 07/02/06                                 9,253,246     9,739,042

                        NORTHWESTERN CORP.        Term Loan
                                                     7.10% 12/01/06                                 2,462,500     2,493,281

                          NRG ENERGY, INC.        Credit Linked
                                                    Certificate of
                                                    Deposit
                                                     5.50% 06/23/10                                   833,333       861,458
                                                  Term Loan
                                                     5.56% 06/23/10                                 1,476,725     1,526,934

               RIVERSIDE ENERGY CENTER LLC        Term Loan
                                                     6.02% 06/24/11                                 2,785,336     2,813,190

          ROCKY MOUNTAIN ENERGY CENTER LLC        Credit-Linked Deposit
                                                     6.02% 06/24/11                                   212,396       214,520
                                                  Term Loan
                                                     6.02% 06/24/11                                 2,002,268     2,022,290

                     TNP ENTERPRISES, INC.        Term Loan
                                                     6.73% 12/31/06                                 2,970,000     3,025,688
                                                  -------------------------------------------------------------------------
                                                                                              UTILITIES TOTAL    57,915,004

                                                  TOTAL VARIABLE RATE
                                                    SENIOR LOAN
                                                    INTERESTS
                                                  (COST OF $752,301,491)                                        753,238,921

SENIOR NOTES - 0.1%
TELECOMMUNICATIONS/WIRELESS - 0.1%

              CRICKET COMMUNICATIONS, INC.        Senior Secured
                                                    Note 1.00%
                                                     08/16/10                                         460,200       493,565
                                                  -------------------------------------------------------------------------
                                                                             TELECOMMUNICATION/WIRELESS TOTAL       493,565

                                                  TOTAL SENIOR NOTES
                                                  (COST OF $0)                                                      493,565

See accompanying Notes to Financial Statements.

                                                                                                       SHARES     VALUE ($)
------------------------------------------        -------------------------------------------------------------------------
COMMON STOCKS (g) - 0.6%
BUSINESS SERVICES - 0.2%

                                                  Leap Wireless
                                                    International, Inc.                                76,137     2,105,188
                                                  Enviroment Systems
                                                    Products (c)                                        3,445            --
                                                  NATG Holdings LLC (c)                               322,876            --
                                                  -------------------------------------------------------------------------
                                                                                      BUSINESS SERVICES TOTAL     2,105,188

DIVERSIFIED MANUFACTURING - 0.1%

                                                  Gentek, Inc.                                          4,015       155,581
                                                  Superior Telecom, Inc.                               47,459       630,730
                                                  -------------------------------------------------------------------------
                                                                              DIVERSIFIED MANUFACTURING TOTAL       786,311

HEALTHCARE - 0.2%

                                                  Sun Healthcare Group,
                                                    Inc.                                              172,853     1,486,536
                                                  -------------------------------------------------------------------------
                                                                                             HEALTHCARE TOTAL     1,486,536

INDUSTRIAL EQUIPMENT - 0.1%

                                                  Copperweld Corp.,
                                                    Class A (c)                                            56       939,400
                                                  Copperweld Corp.,
                                                    Class B (c)                                           400       232,000
                                                  -------------------------------------------------------------------------
                                                                                   INDUSTRIAL EQUIPMENT TOTAL     1,171,400

                                                  TOTAL COMMON STOCKS
                                                  (COST OF $6,043,000)                                            5,549,435

PREFERRED STOCKS - 0.0%
DIVERSIFIED MANUFACTURING - 0.0%

                                                  Dimac Holdings (c)                                      486            --
                                                  Key Plastics LLC (c)                                     13            --
                                                  Superior Telecom, Inc. (c)                           14,382        14,382
                                                  -------------------------------------------------------------------------
                                                                              DIVERSIFIED MANUFACTURING TOTAL        14,382

                                                  TOTAL PREFERRED STOCKS
                                                  (COST OF $14,382)                                                  14,382

                                                                                                        UNITS
                                                  -------------------------------------------------------------------------
WARRANTS - 0.0%
DIVERSIFIED MANUFACTURING - 0.0%

                                                  Dimac Holdings (c)                                      483            --
                                                  Gentek, Inc., Class A,
                                                    expires 10/31/06                                        4            31
                                                  Gentek, Inc., Class B,
                                                    expires 10/31/08                                        2            10
                                                  -------------------------------------------------------------------------
                                                                              DIVERSIFIED MANUFACTURING TOTAL            41

                                                  TOTAL WARRANTS
                                                  (COST OF $41)                                                          41

                                 See accompanying Notes to Financial Statements.

                                                                                                      PAR ($)     VALUE ($)
------------------------------------------        -------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 14.5%
                                                  Repurchase agreement with State Street
                                                  Bank & Trust Co., dated 08/31/04 due
                                                  09/01/04 at 1.490%, collateralized by a
                                                  U.S. Treasury Note maturing 03/15/09,
                                                  market value of $132,883,851
                                                  (repurchase proceeds $130,272,392)
                                                  (cost of $130,267,000)                          130,267,000   130,267,000

                                                  TOTAL INVESTMENTS - 99.2%
                                                  (COST OF $888,625,914) (h)                                    889,563,344

                                                  OTHER ASSETS & LIABILITIES, NET - 0.8%                          6,807,152

                                                  NET ASSETS - 100.0%                                           896,370,496

     NOTES TO INVESTMENT PORTFOLIO:

(a) Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ("LIBOR") and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

(b)  Additional unfunded commitment, see note 8.

(c) Represents fair value as determined in good faith under the direction of the Board of Trustees.

(d) These issuers are in default of certain debt covenants. Income is not being accrued. As of August 31, 2004, the value of these securities amounted to $38,209, which amounted to less than 0.01% of net assets.

(e)  Issued as part of bankruptcy reorganization.

(f)  Loans held on participation.

(g)  Non-income producing security.

(h)  Cost for federal income tax purposes is $888,968,895.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2004
                                HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

                                                                                                                           ($)
------------------------------------------   ---------------------------------------------------------------------------------
                                    ASSETS   Investments, at cost (including repurchase agreement)                 888,625,914
                                                                                                              ----------------
                                             Investments, at value                                                 759,296,344
                                             Repurchase agreement, at value                                        130,267,000
                                             Cash                                                                          462
                                             Receivable for:
                                              Investments sold                                                       3,665,866
                                              Interest and fees                                                      4,071,678
                                             Deferred Trustees' compensation plan                                        1,906
                                             Other assets                                                                5,731
                                                                                                              ----------------
                                                Total Assets                                                       897,308,987

                               LIABILITIES   Deferred facility fees                                                    444,906
                                             Payable for:
                                              Investment advisory fee                                                  323,109
                                              Transfer agent fee                                                           500
                                              Pricing and bookkeeping fees                                              62,333
                                              Trustees' fees                                                               272
                                              Audit fee                                                                 60,290
                                              Custody fee                                                                6,000
                                             Deferred Trustees' fees                                                     1,906
                                             Other liabilities                                                          39,175
                                                                                                              ----------------
                                                Total Liabilities                                                      938,491

                                                                                                    NET ASSETS     896,370,496

                                 See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2004
                                HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

                                                                                                                           ($)
------------------------------------------   ---------------------------------------------------------------------------------
                         INVESTMENT INCOME   Interest                                                               34,444,565
                                             Dividends                                                                     650
                                             Facility and other fees                                                 1,950,287
                                                                                                              ----------------
                                                 Total Investment Income                                            36,395,502

                                  EXPENSES   Investment advisory fee                                                 3,283,463
                                             Transfer agent fee                                                          6,000
                                             Pricing and bookkeeping fees                                              221,436
                                             Trustees' fees                                                             10,023
                                             Custody fee                                                                34,245
                                             Other expenses                                                            262,293
                                                                                                              ----------------
                                                 Total Operating Expenses                                            3,817,460

                                             Interest expense                                                           22,153

                                                 Total Expenses                                                      3,839,613
                                             Custody earnings credit                                                    (1,144)

                                             Net Expenses                                                            3,838,469

                                             Net Investment Income                                                  32,557,033

NET REALIZED AND UNREALIZED GAIN (LOSS) ON   Net realized gain on investments                                       12,489,394
                       PORTFOLIO POSITIONS   Net change in unrealized
                                               appreciation/depreciation on
                                               investments                                                          20,295,744
                                                                                                              ----------------
                                             Net Gain                                                               32,785,138
                                                                                                              ----------------
                                             Net Increase in Net Assets
                                               from Operations                                                      65,342,171

See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
                                HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

INCREASE (DECREASE) IN NET ASSETS:             YEAR ENDED AUGUST 31                                       2004 ($)       2003 ($)
------------------------------------------     ----------------------------------------------------------------------------------
                                OPERATIONS     Net investment income                                    32,557,033     27,411,344
                                               Net realized gain (loss) on investments                  12,489,394    (11,578,981)
                                               Net realized loss on the disposal of investments in
                                                violation of restrictions and subsequently
                                                reimbursed by affiliate                                         --             --
                                               Net change in unrealized appreciation/depreciation
                                                on investments                                          20,295,744     33,906,354
                                                                                                     -------------  -------------
                                               Net Increase from Operations                             65,342,171     49,738,717
                                                                                                     -------------  -------------

     TRANSACTIONS IN INVESTORS' BENEFICIAL     Contributions                                           453,429,815     93,827,932
                                  INTEREST     Withdrawals                                            (133,062,921)  (169,392,880)
                                                                                                     -------------  -------------
                                                Net Increase (Decrease) From Transactions in
                                                  Investors' Beneficial Interest                       320,366,894    (75,564,948)
                                                                                                     -------------  -------------
                                                  Total Increase (Decrease) in Net Assets              385,709,065    (25,826,231)
                                                                                                     -------------  -------------

                                NET ASSETS     Beginning of period                                     510,661,431    536,487,662
                                               End of period                                           896,370,496    510,661,431

                                 See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS
AUGUST 31, 2004                 HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

                                                                                                                       FOR THE
                                                                                                                    YEAR ENDED
INCREASE (DECREASE) IN CASH                                                                                AUGUST 31, 2004 ($)
----------------------------------------------    ----------------------------------------------------------------------------
      CASH FLOWS USED FOR OPERATING ACTIVITIES    Net investment income                                             32,557,033

ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME    Purchase of investment securities                               (891,194,827)
     TO NET CASH USED FOR OPERATING ACTIVITIES    Proceeds from disposition of investment securities               612,433,161
                                                  Purchase of short-term portfolio investments, net                (68,488,000)
                                                  Increase in interest and fees receivable                          (1,339,974)
                                                  Increase in receivable for investments sold                       (2,388,043)
                                                  Increase in other assets                                              (1,795)
                                                  Increase in deferred facility fees                                   234,362
                                                  Increase in payable for accrued expenses                             127,732
                                                  Net amortization of premium (discount)                            (2,161,401)
                                                  Decrease in payable of investments purchased                         (18,333)
                                                  Decrease in other liabilities                                       (125,491)
                                                                                                           -------------------
                                                  Net cash used for operating activities                          (320,365,576)

          CASH FLOWS FROM FINANCING ACTIVITIES    Proceeds from capital contributions                              453,429,815
                                                  Payment of capital withdrawals                                  (133,062,921)
                                                                                                           -------------------
                                                  Net cash flows from financing activities                         320,366,894
                                                                                                           -------------------
                                                  Net increase in cash                                                   1,318

                                          CASH    Cash (bank overdraft) at beginning of year                              (856)
                                                                                                           -------------------
                                                  Cash at end of year                                                      462

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2004
                                                     HIGHLAND FLOATING RATE FUND

                                                                                                                           ($)
------------------------------------------   ---------------------------------------------------------------------------------
                                    ASSETS   Investment in Portfolio, at cost                                      829,431,211
                                                                                                              ----------------
                                             Investment in Portfolio, at value                                     830,266,890
                                             Receivable for fund shares sold                                         2,940,193
                                             Expense reimbursement due from Investment Advisor                         257,500
                                             Deferred Trustees' compensation plan                                        6,120
                                                                                                              ----------------
                                                 Total Assets                                                      833,470,703

                               LIABILITIES   Payable for:
                                               Distributions                                                         1,014,006
                                               Administration fee                                                      133,053
                                               Transfer agent fee                                                      102,508
                                               Pricing and bookkeeping fees                                             19,629
                                               Trustees' fees                                                              210
                                               Custody fee                                                                 304
                                               Distribution and service fees                                           356,734
                                             Deferred Trustees' fees                                                     6,120
                                             Other liabilities                                                          67,216
                                                                                                              ----------------
                                                Total Liabilities                                                    1,699,780

                                                                                                    NET ASSETS     831,770,923

                 COMPOSITION OF NET ASSETS   Paid-in capital                                                       845,828,567
                                             Overdistributed net investment income                                    (145,284)
                                             Accumulated net realized loss                                         (14,748,039)
                                             Net unrealized appreciation on investments
                                              allocated from Portfolio                                                 835,679
                                                                                                              ----------------
                                                                                                    NET ASSETS     831,770,923

                                   CLASS A   Net assets                                                            222,031,990
                                             Shares outstanding                                                     22,655,969
                                             Net asset value per share                                                    9.80(a)
                                             Maximum offering price per share ($9.80/0.9650)                             10.16(b)

                                   CLASS B   Net assets                                                            191,364,991
                                             Shares outstanding                                                     19,526,202
                                             Net asset value and offering price per share                                 9.80(a)

                                   CLASS C   Net assets                                                            278,797,088
                                             Shares outstanding                                                     28,447,657
                                             Net asset value and offering price per share                                 9.80(a)

                                   CLASS Z   Net assets                                                            139,576,854
                                             Shares outstanding                                                     14,241,786
                                             Net asset value, offering and redemption price per
                                               share                                                                      9.80

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $100,000 or more the offering price is reduced.

                                 See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2004
                                                     HIGHLAND FLOATING RATE FUND

                                                                                                                           ($)
------------------------------------------   ---------------------------------------------------------------------------------
                         INVESTMENT INCOME   Interest, dividends and fees allocated from Portfolio                  32,217,202

                                  EXPENSES   Net operating expenses allocated from Portfolio                         3,385,315
                                             Administration fee                                                      1,298,082
                                             Distribution fee:
                                              Class A                                                                  158,563
                                              Class B                                                                  810,488
                                              Class C                                                                1,287,917
                                             Service fee:
                                              Class A                                                                  396,408
                                              Class B                                                                  450,271
                                              Class C                                                                  536,632
                                             Transfer agent fee                                                        892,070
                                             Pricing and bookkeeping fees                                              165,563
                                             Trustees' fees                                                             16,322
                                             Custody fee                                                                 2,680
                                             Other expenses                                                            555,434
                                                                                                              ----------------
                                                Total Operating Expenses                                             9,955,745
                                             Interest expense allocated from Portfolio                                  19,494
                                                                                                              ----------------
                                                  Total Expenses                                                     9,975,239
                                                                                                              ----------------

                                             Fees and expenses waived or reimbursed
                                               by Investment Advisor                                                (1,133,335)
                                               Net Expenses                                                          8,841,904
                                                                                                              ----------------
                                             Net Investment Income                                                  23,375,298
                                                                                                              ----------------
   NET REALIZED AND UNREALIZED GAIN (LOSS)   Net realized gain on investments allocated from Portfolio              11,716,731
   ON INVESTMENTS ALLOCATED FROM PORTFOLIO   Net change in unrealized appreciation/depreciation on
                                                 investments allocated from Portfolio                               16,417,157
                                                                                                              ----------------
                                             Net Gain                                                               28,133,888
                                                                                                              ----------------
                                             Net Increase in Net Assets
                                              from Operations                                                       51,509,186

See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                     HIGHLAND FLOATING RATE FUND

INCREASE (DECREASE) IN NET ASSETS:           YEAR ENDED AUGUST 31                                     2004 ($)        2003 ($)
------------------------------------------   ---------------------------------------------------------------------------------
                                OPERATIONS   Net investment income                                  23,375,298      18,667,514
                                             Net realized gain (loss) on investments allocated
                                                from Portfolio                                      11,716,731      (9,169,133)
                                             Net realized loss on the disposal of investments
                                                in violation of restrictions and subsequently
                                                reimbursed by affiliate allocated from Portfolio           --               --
                                             Net change in unrealized appreciation/depreciation
                                                on investments allocated from Portfolio             16,417,157      27,013,323
                                                                                                   ---------------------------
                                             Net Increase from Operations                           51,509,186      36,511,704
                                             ---------------------------------------------------------------------------------
    DISTRIBUTIONS DECLARED TO SHAREHOLDERS   From net investment income:
                                                Class A                                             (6,051,546)     (4,539,163)
                                                Class B                                             (6,346,275)     (7,926,365)
                                                Class C                                             (7,124,188)     (5,630,260)
                                                Class Z                                             (3,993,912)       (611,180)
                                                                                                   ---------------------------
                                             Total Distributions Declared to Shareholders          (23,515,921)    (18,706,968)
                                             ---------------------------------------------------------------------------------
                        SHARE TRANSACTIONS   Class A:
                                                Subscriptions                                      150,174,094      27,208,495
                                                Distributions reinvested                             4,056,148       3,087,731
                                                Redemptions                                        (36,606,622)    (44,962,115)
                                                                                                   ---------------------------
                                                   Net Increase (Decrease)                         117,623,620     (14,665,889)
                                             Class B:
                                                Subscriptions                                       42,636,771      18,058,823
                                                Distributions reinvested                             3,649,856       4,767,950
                                                Redemptions                                        (27,516,151)    (41,744,003)
                                                                                                   ---------------------------
                                                   Net Increase (Decrease)                          18,770,476     (18,917,230)
                                             Class C:
                                                Subscriptions                                      166,995,336      36,719,791
                                                Distributions reinvested                             4,331,572       3,919,840
                                                Redemptions                                        (34,117,656)    (50,692,251)
                                                                                                   ---------------------------
                                                   Net Increase (Decrease)                         137,209,252     (10,052,620)
                                             Class Z:
                                                Subscriptions                                      126,869,430      22,935,486
                                                Distributions reinvested                             1,029,585         108,322
                                                Redemptions                                        (22,807,614)     (5,754,567)
                                                                                                   ---------------------------
                                                Net Increase                                       105,091,401      17,289,241
                                             Net Increase (Decrease) from Share
                                                Transactions                                       378,694,749     (26,346,498)
                                                                                                   ---------------------------
                                                    Total Increase (Decrease) in Net Assets        406,688,014      (8,541,762)
                                             ---------------------------------------------------------------------------------
                                NET ASSETS   Beginning of period                                   425,082,909     433,624,671
                                             End of period (including overdistributed net
                                               investment income of $(145,284) and
                                               $(118,985), respectively)                           831,770,923     425,082,909

                                 See accompanying Notes to Financial Statements.

INCREASE (DECREASE) IN NET ASSETS:           YEAR ENDED AUGUST 31                                     2004 ($)        2003 ($)
------------------------------------------   ---------------------------------------------------------------------------------
                         CHANGES IN SHARES   Class A:
                                                Subscriptions                                       15,464,717       2,964,783
                                                Issued for distributions reinvested                    416,590         347,141
                                                Redemptions                                         (3,764,250)     (5,067,027)
                                                                                                   ---------------------------
                                                  Net Increase (Decrease)                           12,117,057      (1,755,103)
                                             Class B:
                                                Subscriptions                                        4,402,237       1,983,663
                                                Issued for distributions reinvested                    375,744         536,176
                                                Redemptions                                         (2,840,856)     (4,711,437)
                                                                                                   ---------------------------
                                                  Net Increase (Decrease)                            1,937,125      (2,191,598)
                                             Class C:
                                                Subscriptions                                       17,241,992       4,038,037
                                                Issued for distributions reinvested                    445,134         440,802
                                                Redemptions                                         (3,515,347)     (5,725,422)
                                                                                                   ---------------------------
                                                  Net Increase (Decrease)                           14,171,779      (1,246,583)
                                             Class Z:
                                                Subscriptions                                       13,152,535       2,482,423
                                                Issued for distributions reinvested                    105,643          11,924
                                                Redemptions                                         (2,357,817)       (651,580)
                                                                                                   ---------------------------
                                                   Net Increase                                     10,900,361       1,842,767

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2004
                                                     HIGHLAND FLOATING RATE FUND

NOTE 1. ORGANIZATION

Highland Floating Rate Fund (the "Fund"), formerly Columbia Floating Rate Fund, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

Effective October 13, 2003, the Fund changed its name from Liberty Floating Rate Fund to Columbia Floating Rate Fund. Also on that date, the Portfolio changed its name from Stein Roe Floating Rate Limited Liability Company to Columbia Floating Rate Limited Liability Company.

Effective October 18, 2004, the Columbia Floating Rate Fund was renamed Highland Floating Rate Fund. Also on that date, the Columbia Floating Rate Limited Liability Company was renamed Highland Floating Rate Limited Liability Company.

INVESTMENT GOAL

The Fund invests all of its investable assets in Highland Floating Rate Limited Liability Company (the "Portfolio"), formerly Columbia Floating Rate Limited Liability Company. The Portfolio seeks a high level of current income consistent with preservation of capital.

THE PORTFOLIO

The Portfolio is a non-diversified, closed-end management investment company organized as a Delaware limited liability company. The Portfolio allocates income, expenses and realized and unrealized gains and losses to each investor on a daily basis, based on methods in compliance with the Internal Revenue Code. At August 31, 2004, the Fund and the Highland Institutional Floating Rate Income Fund owned 92.6% and 7.4%, respectively, of the Portfolio.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 3.50% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% early withdrawal charge on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum early withdrawal charge of 3.25% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% early withdrawal charge on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolio and the Fund in the preparation of their financial statements.

SECURITY VALUATION

The value of the Portfolio is determined in accordance with guidelines established and periodically reviewed by the Board of Trustees. Senior loans are generally valued using market prices or quotations provided by banks, dealers or pricing services with respect to secondary market transactions. The prices provided by these principal market makers may differ from the value that would be realized if the loans were sold and the difference could be material to the financial statements. In the absence of actual market values, the senior loans will be valued at fair value, which is intended to approximate market value, pursuant to procedures approved by the Board of Trustees. In determining fair value, the following factors, among others, will be considered on an on-going basis: (i) the creditworthiness of the Borrower; (ii) the current interest rate, the interest rate redetermination period and maturity of such senior loan interests; and (iii) recent prices in the market for instruments of similar quality, rate and interest rate redetermination period and maturity. Because of uncertainty inherent in the valuation process, the estimated value of a senior loan may differ significantly from the value that would have been used had there been market activity for that senior loan interest.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Portfolio may engage in repurchase agreement transactions with institutions that the Portfolio's investment advisor has determined are creditworthy. The Portfolio, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Facility fees received are treated as market discounts. Unamortized facility fees are reflected as deferred fees on the Statement of Assets and Liabilities.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods in compliance with the Internal Revenue Service. Therefore, no federal income tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

STATEMENT OF CASH FLOWS

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Portfolio's Statement of Assets and Liabilities and includes cash on hand at its custodian bank and does not include any short-term investments.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2004, permanent differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Fund's net assets as follows:

   OVERDISTRIBUTED         ACCUMULATED
   NET INVESTMENT         NET REALIZED        PAID-IN
       INCOME                 LOSS            CAPITAL
--------------------------------------------------------
     $ 114,324             $ (114,326)         $ 2

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended August 31, 2004 and August 31, 2003 was as follows:

                            AUGUST 31, 2004   AUGUST 31, 2003
-------------------------------------------------------------
Distributions paid from:
  Ordinary income*            $ 23,515,921      $ 18,706,968

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of August 31, 2004, the components of distributable earnings on a tax basis were as follows:

   UNDISTRIBUTED    UNDISTRIBUTED
      ORDINARY        LONG-TERM      NET UNREALIZED
       INCOME       CAPITAL GAINS     APPRECIATION*
------------------------------------------------------
    $ 1,036,894         $ --           $ 551,610

*The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and accretion/amortization on debt securities.

Portfolio unrealized appreciation and depreciation at August 31, 2004, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

   Unrealized appreciation                    $  59,826,952
   Unrealized depreciation                      (59,232,503)
                                              -------------
    Net unrealized appreciation               $     594,449

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

           YEAR OF                 CAPITAL LOSS
         EXPIRATION                CARRYFORWARD
       ------------------------------------------
            2010                   $  7,156,391
            2011                      4,178,432
            2012                      3,291,779
                                   $ 14,626,602

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Effective April 15, 2004, Highland Capital Management, L.P. ("Highland") is the investment advisor to the Portfolio. Prior to April 15, 2004, Columbia Management Advisors, Inc. ("Columbia") was the investment advisor to the Portfolio. Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), however effective April 1, 2004, FleetBoston, including the Portfolio's and the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation. The change in investment advisor will not impact the Portfolio's investment strategy.

INVESTMENT ADVISORY FEE

Highland receives a monthly investment advisory fee based on the Portfolio's average daily net assets at the following annual rates:

      AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
   -----------------------------------------------------
          First $1 billion                 0.45%
          Next $1 billion                  0.40%
          Over $2 billion                  0.35%

For the period November 1, 2003 through April 14, 2004, Columbia received a monthly investment advisory fee based on the same fee schedule. Prior to November 1, 2003, Columbia was entitled to receive a monthly investment advisory fee at the annual rate of 0.45% of the Portfolio's average daily net assets.

For the year ended August 31, 2004, the Portfolio's effective investment advisory fee rate was 0.45%.

ADMINISTRATION FEES

During the year ended August 31, 2004, Columbia provided administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.20% of the Fund's average daily net assets.

Effective October 18, 2004, Highland replaced Columbia to provide administrative services to the Fund for a monthly administration fee at the annual rate of 0.20% of the Fund's average daily managed assets. Also effective October 18, 2004, under a separate agreement, Highland has delegated certain administrative functions to PFPC Inc. ("PFPC"). PFPC receives from Highland a fee at the annual rate of 0.01% of the Fund's average daily managed assets.

PRICING AND BOOKKEEPING FEES

During the year ended August 31, 2004, Columbia was responsible for providing pricing and bookkeeping services to the Portfolio and the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia delegated those functions to State Street Corporation ("State Street"). As a result, Columbia paid the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Portfolio and the Fund, Columbia received from the Portfolio and the Fund an annual flat fee of $10,000 and $5,000, respectively, paid monthly, and in any month that the Fund's average daily net assets exceeded $50 million, an additional monthly fee. The additional fee rate was calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Portfolio also paid additional fees for pricing services based on the number of securities held by the Portfolio. For the year ended August 31, 2004, the Fund's and the Portfolio's effective pricing and bookkeeping fee rates, inclusive of out-of-pocket expenses, was 0.025% and 0.030% respectively.

Effective October 18, 2004, the pricing and bookkeeping agreement with Columbia was terminated, and the Fund entered into a new agreement with PFPC to provide accounting services.

TRANSFER AGENT FEE

During year ended August 31, 2004, Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provided shareholder services to the Fund. For such services, the Transfer Agent received a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also received reimbursement for certain out-of-pocket expenses.

The Portfolio paid the Transfer Agent a monthly fee equal to $6,000 annually.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee, in addition to reimbursement for certain out-of-pocket expenses, at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions. For the year ended August 31, 2004, the Fund's and the Portfolio's effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.14% and 0.001% respectively.

Effective October 18, 2004, PFPC replaced Columbia Funds Services, Inc., to provide shareholder services to the Fund.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Effective April 15, 2004, PFPC Distributors, Inc. replaced Columbia Funds Distributor, Inc. ("CFDI"), an affiliate of Columbia, as the principal underwriter of the Fund, in connection with the change in investment advisor. For the period September 1, 2003 to April 15, 2004, CFDI retained net underwriting discounts of $50,315 on sales of the Fund's Class A shares and received early withdrawal charges ("EWC") of $20,654, $331,666 and $79,418 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rates of 0.10%, 0.45% and 0.60% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

The EWC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS AND FEE REIMBURSEMENTS

Highland has voluntarily agreed to waive fees and reimburse certain expenses to the extent that total expenses (inclusive of allocated Portfolio expenses but exclusive of distribution and service fees, brokerage commissions, interest, commitment fees, taxes and extraordinary expenses, if any) exceed 0.80% annually of the Fund's average daily net assets. This arrangement may be revised or discontinued by Highland at any time. Prior to April 15, 2004, Columbia voluntarily waived fees and reimbursed certain expenses of the Fund based on the same fee structure.

CUSTODY CREDITS

During the year ended August 31, 2004 the Portfolio had an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Effective October 18, 2004, the agreement with its former custodian bank was terminated.

FEES PAID TO OFFICERS AND TRUSTEES

Effective August 5, 2004, new officers of the Fund were elected. The Fund pays no compensation to these officers, all of whom are employees of Highland. Prior to this date, all of the Fund's officers were employees of Columbia or its affiliates. The Fund's previous officers also received no compensation from the Fund.

Effective July 30, 2004, the shareholders of the Fund voted to elect a new Board of Trustees in connection with the change in Investment Advisor. The Portfolio pays each Trustee of the Fund a flat rate fee of $20,000 per year for services provided as a Board member of the Fund. This fee is allocated between the Fund and the Highland Institutional Floating Rate Income Fund. Prior to July 30, 2004, the previous Trustees of the Fund participated in a deferred compensation plan. Any continuing obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provided certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended August 31, 2004, the Fund paid $1,990 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations

NOTE 5. PORTFOLIO INFORMATION

For the year ended August 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $891,194,827 and $612,433,161, respectively.

NOTE 6. TENDER OF SHARES

The Board of Trustees has adopted a policy of making tender offers on a quarterly basis. The Board has designated the 15th day of March, June, September and December of each year, or the next business day if the 15th is not a business day, as the Repurchase Request Deadline. Tender offers are made for a portion of the Fund's outstanding shares at the net asset value of the shares as of the Repurchase Pricing Date. The tender amount, which is determined by the Board of Trustees, will be at least 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. The Fund may repurchase an additional amount of shares up to 2% of the shares outstanding on the Repurchase Request Deadline if the shareholders' offer for repurchase exceeds the Repurchase Offer Amount. For the year ended August 31, 2004, there were four tender offers in September, December, March and June. For each tender, the Fund offered to repurchase 10%, 10%, 10% and 25%, respectively, of its shares, and 3.99%, 5.48%, 4.30% and 6.27%, respectively, of shares outstanding were tendered.

NOTE 7. SENIOR LOAN PARTICIPATION COMMITMENTS

The Portfolio invests primarily in participations and assignments, or acts as a party to the primary lending syndicate of Variable Rate Senior Loan interests to United States corporations, partnerships, and other entities. If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured enters into bankruptcy, the Portfolio may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Portfolio purchases a participation of a senior loan interest, the Portfolio typically enters into a contractual agreement with the lender or other third party selling the participation, not with the borrower directly. As such, the Portfolio assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Portfolio and the Borrower. The ability of Borrowers to meet their obligations may be affected by economic developments in a specific industry.

At August 31, 2004, the following sets forth the selling participants with respect to interests in senior loans purchased by the Portfolio on a participation basis.

                                       PRINCIPAL
SELLING PARTICIPANT                     AMOUNT          VALUE
----------------------------------------------------------------
Citibank:
   Insight Health Services Corp.
      Term Loan B                     $ 4,353,030    $ 4,385,678
   Nextel Finance Co., Inc.
      Term Loan E                       2,992,481      3,011,645
Goldman Sachs:
   Bridge Information Systems, Inc.
      MultiDraw Term Loan                 508,890         30,533

NOTE 8. UNFUNDED LOAN COMMITMENTS

As of August 31, 2004, the Portfolio had unfunded loan commitments of $16,117,889, which could be extended at the option of the Borrower, pursuant to the following loan agreements:

                                                              UNFUNDED
BORROWER                                                     COMMITMENT
------------------------------------------------------------------------
Celanese                                                   $   1,861,107
Centennial Cellular Operating Co - Tranche B Revolver          2,250,000
CSC Holdings, Inc.                                               395,833
Dobson Cellular Systems, Inc. - Revolver                       1,016,667
Federal-Mogul Corp.                                              109,615
SBA Senior Finance                                               484,615
Tyco International Group SA                                   10,000,000
                                                           $  16,117,889

NOTE 9. LINE OF CREDIT

During the year ended August 31, 2004 the Portfolio and other affiliated funds participated in a $350,000,000 credit facility, for temporary or emergency purposes to facilitate portfolio liquidity. Interest was charged to the Portfolio based on its borrowings. In addition, the Portfolio agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended August 31, 2004, the average daily loan balance outstanding on days where borrowings existed was $36,714,286 at a weighted average interest rate of 1.55%.

Effective September 13, 2004, the $350,000,000 credit facility was terminated and the Portfolio entered into a $150,000,000 credit facility which replaced the credit facility mentioned above. The new credit facility is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Portfolio based on its borrowings. In addition, the Portfolio has agreed to pay commitment fees on the unutilized line of credit.

NOTE 10. SHARES OF BENEFICIAL INTEREST

As of August 31, 2004, 33.1% of the outstanding shares of the Fund were held by one shareholder. Subscription and redemption activity of this shareholder may have a material effect on the Fund.

NOTE 11. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

INDUSTRY FOCUS

The Portfolio may focus its investments in certain industries, subjecting it to greater risk than a Portfolio that is more diversified.

NON-PAYMENT RISK

Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Non-payment would result in a reduction of income to the Portfolio, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund.

CREDIT RISK

Securities rated below investment grade are commonly referred to as high-yield, high risk or "junk debt". They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Investments in high-yield Senior Loans may result in greater net asset value fluctuation than if the Portfolio did not make such investments.

LEGAL PROCEEDINGS

Columbia, CFDI, certain of their affiliates, and the Fund (collectively, "the Columbia Group"), have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and CFDI, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and CFDI alleging that Columbia and CFDI had violated certain New York anti-fraud statutes. On March 15, 2004, Columbia and CFDI entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the fund.

In connection with the events described in detail above, various parties have filed suit against certain funds (including the Fund), their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities and the Fund have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds and the Fund, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit and that the likelihood they will have a material adverse impact on any fund is remote.

FINANCIAL HIGHLIGHTS
                                HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

Selected data for an interest outstanding throughout each period is as follows:

                                                                           YEAR ENDED AUGUST 31,
                                                     2004          2003          2002              2001          2000
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Total return                                          10.39%        11.68%(a)     (2.20)%            5.15%         8.73%
Operating expenses                                     0.52%(b)      0.57%(b)      0.55%(b)          0.53%(b)      0.55%
Interest expense                                         --(c)         --(c)       0.03%               --            --
Net expense                                            0.52%(b)      0.57%(b)      0.58%(b)          0.53%(b)      0.55%
Net investment income                                  4.45%(b)      5.96%(b)      6.42%(b)(d)       8.94%(b)      9.26%
Portfolio turnover rate                                  97%           75%           70%               63%           21%

(a) Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Portfolio's investment restrictions. This reimbursement had an impact of less than 0.01% on the Portfolio's return.
(b) The benefits derived from custody credits, and directed brokerage arrangements, if applicable, had an impact of less than 0.01%
(c) Rounds to less than 0.01%.
(d) Effective September 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on debt securities. The effect of this change for the year ended August 31, 2002, was to increase the ratio of net investment income to average net assets from 6.41% to 6.42%. Ratios and supplemental data for the periods prior to August 31, 2002 have not been reinstated to reflect this change in presentation.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                                                 PERIOD ENDED
                                                                     YEAR ENDED AUGUST 31,                         AUGUST 31,
CLASS A SHARES                                        2004          2003            2002             2001             2000(a)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    9.29     $   8.83        $    9.62        $   10.00     $      10.05

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                0.37         0.48             0.54(c)          0.81             0.71
Net realized and unrealized
gain (loss) allocated from Portfolio                     0.52         0.46            (0.79)(c)        (0.37)           (0.05)
                                                    ---------     --------        ---------        ---------     ------------
Total from Investment Operations                         0.89         0.94            (0.25)            0.44             0.66

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.38)       (0.48)           (0.54)           (0.82)           (0.71)
From net realized gains                                    --           --               --(d)            --(d)            --(d)
                                                    ---------     --------        ---------        ---------     ------------
Total Distributions Declared
to Shareholders                                         (0.38)       (0.48)           (0.54)           (0.82)           (0.71)

NET ASSET VALUE, END OF PERIOD                      $    9.80     $   9.29        $    8.83        $    9.62     $      10.00
Total return (e) (f)                                     9.65%       11.03%(g)        (2.67)%           4.56%            6.79%(h)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net operating expenses                                   1.15%        1.15%            1.15%            1.15%            1.15%(j)
Interest expense allocated
from Portfolio                                             --(i)        --(i)          0.03%              --               --
Net expenses                                             1.15%        1.15%            1.18%            1.15%            1.15%(j)
Net investment income                                    3.78%        5.39%            5.83%(c)         8.28%            8.53%(j)
Waiver/reimbursement                                     0.17%        0.28%            0.28%            0.18%            0.13%(j)
Net assets, end of period (000's)                   $ 222,032     $ 97,924        $ 108,583        $ 138,058     $    147,209

(a) Class A shares were initially offered on November 2, 1999. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, to the net investment income and net realized and unrealized loss per share was less than $0.01, and increased the ratio of net investment income to average net assets from 5.82% to 5.83%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Rounds to less than $0.01.
(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or early withdrawal charge.
(g) Total return consists of a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Portfolio's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class A Shares return.
(h) Not annualized.
(i) Rounds to less than 0.01%.
(j) Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                                                 PERIOD ENDED
                                                                     YEAR ENDED AUGUST 31,                         AUGUST 31,
CLASS B SHARES                                        2004          2003            2002             2001             2000(a)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    9.29     $    8.83       $    9.62        $   10.00     $      10.05

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                0.34          0.45            0.51(c)          0.77             0.67
Net realized and unrealized
gain (loss) allocated from Portfolio                     0.51          0.46           (0.79)(c)        (0.37)           (0.05)
                                                    ---------     ---------       ---------        ---------     ------------
Total from Investment Operations                         0.85          0.91           (0.28)            0.40             0.62

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.34)        (0.45)          (0.51)           (0.78)           (0.67)
From net realized gains                                    --            --              --(d)            --(d)            --(d)
                                                    ---------     ---------       ---------        ---------     ------------
Total Distributions Declared
to Shareholders                                         (0.34)        (0.45)          (0.51)           (0.78)           (0.67)

NET ASSET VALUE, END OF PERIOD                      $    9.80     $   9.29        $    8.83        $    9.62     $      10.00
Total return (e) (f)                                     9.27%        10.65%(g)       (3.02)%           4.19%            6.35%(h)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net operating expenses                                   1.50%         1.50%           1.50%            1.50%            1.50%(j)
Interest expense allocated
from Portfolio                                             --(i)         --(i)         0.03%              --               --
Net expenses                                             1.50%         1.50%           1.53%            1.50%            1.50%(j)
Net investment income                                    3.51%         5.05%           5.48%(c)         7.93%            8.18%(j)
Waiver/reimbursement                                     0.17%         0.28%           0.28%            0.18%            0.13%(j)
Net assets, end of period (000's)                   $ 191,365     $ 163,448       $ 174,707        $ 195,891     $     83,695

(a) Class B shares were initially offered on November 2, 1999. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, to the net investment income and net realized and unrealized loss per share was less than $0.01, and increased the ratio of net investment income to average net assets from 5.47% to 5.48%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Rounds to less than $0.01.
(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return at net asset value assuming all distributions reinvested and no early withdrawal charge.
(g) Total return consists of a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Portfolio's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class B Shares return.
(h) Not annualized.
(i) Rounds to less than 0.01%.
(j) Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                                                 PERIOD ENDED
                                                                     YEAR ENDED AUGUST 31,                         AUGUST 31,
CLASS C SHARES                                        2004          2003            2002             2001             2000(a)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    9.29     $    8.83       $    9.62        $   10.00     $      10.05

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                0.32          0.44            0.50(c)          0.76             0.66
Net realized and unrealized
gain (loss) allocated from Portfolio                     0.52          0.46           (0.79)(c)        (0.37)           (0.05)
                                                    ---------     ---------       ---------        ---------     ------------
Total from Investment Operations                         0.84          0.90           (0.29)            0.39             0.61

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.33)        (0.44)          (0.50)           (0.77)           (0.66)
From net realized gains                                    --            --              --(d)            --(d)            --(d)
                                                    ---------     ---------       ---------        ---------     ------------
Total Distributions Declared
to Shareholders                                         (0.33)        (0.44)          (0.50)           (0.77)           (0.66)

NET ASSET VALUE, END OF PERIOD                      $    9.80     $    9.29       $    8.83        $    9.62     $      10.00
Total return (e) (f)                                     9.10%        10.48%(g)       (3.16)%           4.04%            6.20%(h)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net operating expenses                                   1.65%         1.65%           1.65%            1.65%            1.65%(j)
Interest expense allocated
from Portfolio                                             --(i)         --(i)         0.03%              --               --
Net expenses                                             1.65%         1.65%           1.68%            1.65%            1.65%(j)
Net investment income                                    3.28%         4.88%           5.33%(c)         7.78%            8.03%(j)
Waiver/reimbursement                                     0.17%         0.28%           0.28%            0.18%            0.13%(j)
Net assets, end of period (000's)                   $ 278,797     $ 132,656       $ 137,098        $ 184,399     $     91,664

(a) Class C shares were initially offered on November 2, 1999. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, to the net investment income and net realized and unrealized loss per share was less than $0.01, and increased the ratio of net investment income to average net assets from 5.32% to 5.33%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Rounds to less than $0.01.
(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return at net asset value assuming all distributions reinvested and no early withdrawal charge.
(g) Total return consists of a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Portfolio's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class C Shares return.
(h) Not annualized.
(i) Rounds to less than 0.01%.
(j) Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                           YEAR ENDED AUGUST 31,
CLASS Z SHARES                                        2004          2003            2002             2001          2000
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    9.29     $   8.83        $    9.62        $   10.00     $   10.07

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                0.40         0.50             0.57(b)          0.84          0.87
Net realized and unrealized gain (loss)
allocated from Portfolio                                 0.52         0.47            (0.78)(b)        (0.37)        (0.07)
                                                    ---------     --------        ---------        ---------     ---------
Total from Investment Operations                         0.92         0.97            (0.21)            0.47          0.80

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.41)       (0.51)           (0.58)           (0.85)        (0.87)
From net realized gains                                    --           --               --(c)            --(c)         --(c)
                                                    ---------     --------        ---------        ---------     ---------
Total Distributions Declared
to Shareholders                                         (0.41)       (0.51)           (0.58)           (0.85)        (0.87)

NET ASSET VALUE, END OF PERIOD                      $    9.80     $   9.29        $    8.83        $    9.62     $   10.00
Total return (d) (e)                                    10.03%       11.42%(f)        (2.33)%           4.89%         8.23%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net operating expenses                                   0.80%        0.80%            0.80%            0.80%         0.80%
Interest expense allocated
from Portfolio                                             --(g)        --(g)          0.03%              --            --
Net expenses                                             0.80%        0.80%            0.83%            0.80%         0.80%
Net investment income                                    4.12%        5.53%            6.18%(b)         8.63%         8.94%
Waiver/reimbursement                                     0.17%        0.28%            0.28%            0.18%         0.39%
Net assets, end of period (000's)                   $ 139,577     $ 31,055        $  13,236        $  11,662     $   6,845

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, to the net investment income and net realized and unrealized loss per share was less than $0.01, and increased the ratio of net investment income to average net assets from 6.17% to 6.18%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(c) Rounds to less than $0.01.
(d) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return at net asset value assuming all distributions reinvested.
(f) Total return consists of a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Portfolio's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class Z Shares return.
(g) Rounds to less than 0.01%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND THE SHAREHOLDERS OF HIGHLAND FLOATING RATE FUND AND THE TRUSTEES AND PARTICIPANTS OF HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Highland Floating Rate Fund (the "Fund") (formerly Columbia Floating Rate Fund) and Highland Floating Rate Limited Liability Company (the "Portfolio") (formerly Columbia Floating Rate Limited Liability Company), at August 31, 2004, and the results of their operations, the changes in their net assets, the Portfolio's cash flows and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's and the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments held at August 31, 2004 by correspondence with the custodian and the banks with whom the Portfolio owns participations in loans, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 27, 2004

UNAUDITED INFORMATION
                                                     HIGHLAND FLOATING RATE FUND

On July 30, 2004, a Special Meeting of the Shareholders of the Fund was held to elect five Trustees for the Fund, five Managers for the Portfolio and to approve a new advisory agreement between Highland Capital Management, L.P. and the Portfolio. On June 1, 2004, the record date for the Meeting, the Fund had outstanding 79,779,837.458 shares of beneficial interest. The votes cast at the Meeting were as follows:

1. ELECTION OF FIVE (5) TRUSTEES:

                                  FOR            WITHHELD      BROKER NON-VOTES
                                  ---            --------      ----------------
Timothy K. Hui              64,516,563.9090    716,527.6900           0
Scott F. Kavanaugh          64,513,870.6760    719,220.9230           0
James F. Leary              64,508,804.8200    724,286.7790           0
Brian A. Ward               64,513,268.6760    719,822.9230           0
R. Joseph Dougherty         64,508,086.6220    725,004.9770           0

2. ELECTION OF FIVE (5) MANAGERS:

                                  FOR            WITHHELD      BROKER NON-VOTES
                                  ---            --------      ----------------
Timothy K. Hui              64,523,310.4720    709,781.1270           0
Scott F. Kavanaugh          64,520,015.2390    713,076.3600           0
James F. Leary              64,515,551.3830    717,540.2160           0
Brian A. Ward               64,520,015.2390    713,076.3600           0
R. Joseph Dougherty         64,514,833.2650    718,258.3340           0

3. TO APPROVE THE FUND'S ADVISORY AGREEMENT BETWEEN HIGHLAND CAPITAL MANAGEMENT, L.P. AND THE PORTFOLIO:

For:                  64,167,646.0960     shares of beneficial interest being a
                                          majority of the shares represented at
                                          the Meeting
Against:                 337,622.0910     shares of beneficial interest
Abstain:                 727,823.3790     shares of beneficial interest
Broker Non-Votes:                   0

TRUSTEES
                                                     HIGHLAND FLOATING RATE FUND

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each trustee and officer listed below serves in the same capacity for the other three Highland Funds and for the two Prospect Street Funds (Prospect Street(R) High Income Portfolio Inc. and Prospect Street(R) Income Shares Inc. (two closed-end funds advised by Highland). The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the Fund's distributor at 877-665-1287.

NAME, ADDRESS AND AGE, POSITION WITH THE FUND,   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS,
YEAR FIRST ELECTED OR APPOINTED TO OFFICE        OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

TIMOTHY K. HUI (age 55)                          Assistant Provost for and, since September 1998, Director of Learning
48 Willow Greene Drive                           Resources of the Philadelphia Biblical University.
Churchville, PA 18966
Trustee (since 2004)

SCOTT F. KAVANAUGH (age 43)                      Since March 2003, Sales Representative at Round Hill Securities. From
9 Old Ranch Road                                 February 2003 to July 2003, Executive at Provident Funding Mortgage
Laguna Niguel, CA 92677                          Corporation. From January 2000 to February 2003, Executive Vice
Trustee (since 2004)                             President, Director and Treasurer of Commercial Capital Bank. From
                                                 April 1998 to February 2003, Managing Principal and Chief Operating
                                                 Officer of Financial Institutional Partners Mortgage Company and
                                                 Managing Principal and President of Financial Institutional Partners,
                                                 LLC, an investment banking firm.

JAMES F. LEARY (age 73)                          Since January 1999, Managing Director of Benefit Capital Southwest,
15851 N. Dallas Parkway                          Inc., a financial consulting firm. Director for Capstone Asset
Suite 500                                        Management Group of Mutual Funds (nine portfolios)
Addison, Texas 75001
Trustee (since 2004)

BRYAN A. WARD (age 49)                           Since January 2002, Senior Manager of Accenture, LLP, a consulting
901 Main Street                                  firm. From September 1998 to December 2001, Special Projects Advisor,
Dallas, Texas 75202                              Contractor and Information Technology consultant to Accenture, LLP.
Trustee (since 2004)

INTERESTED TRUSTEE

R. JOSEPH DOUGHERTY (age 34)                     Since January 2003, Senior Portfolio Manager of Highland. From January
13455 Noel Road Suite 1300                       1999 to January 2003, Portfolio Manager of Highland. Prior to January
Dallas, TX 75240                                 1999, Portfolio Analyst for Highland.
Trustee (since 2004)

OFFICERS
                                                     HIGHLAND FLOATING RATE FUND

NAME, ADDRESS AND AGE, POSITION WITH THE FUND,
YEAR FIRST ELECTED OR APPOINTED TO OFFICE          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
JAMES D. DONDERO (42)                              President and Managing Partner of the Highland.
13455 Noel Road Suite 1300
Dallas, TX 75240
President (Since August 5, 2004)

MARK K. OKADA (43)                                 Chief Investment Officer of the Adviser.
13455 Noel Road Suite 1300
Dallas, TX 75240
Executive Vice President (Since August 5, 2004)

R. JOSEPH DOUGHERTY (34)                           Since January 2003, Senior Portfolio Manager of Highland. From January
13455 Noel Road Suite 1300                         1999 to January 2003, Portfolio Manager of Highland. Prior to January
Dallas, TX 75240                                   1999, Portfolio Analyst for Highland.
Senior Vice President (Since August 5, 2004)

M. JASON BLACKBURN (28)                            Assistant Controller of the Highland. From September 1999 to October
13455 Noel Road Suite 1300                         2001, an accountant for KPMG LLP.
Dallas, TX 75240
Secretary and Treasurer (Since August 5, 2004)

IMPORTANT INFORMATION ABOUT THIS REPORT
                                                     HIGHLAND FLOATING RATE FUND

TRANSFER AGENT
PFPC Inc.
400 Bellevue
Wilmington, DE 19809
877.665.1287

DISTRIBUTOR
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

INVESTMENT ADVISOR
Highland Capital Management, L.P.
13455 Noel Rd. Suite 1300
Dallas, TX 75240

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 877-665-1287 and additional reports will be sent to you.

This report has been prepared for shareholders of Highland Floating Rate Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund's proxy voting record for the most recent 12-month period ended June 30, are available
(i) without charge, upon request, by calling 877-665-1287 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, beginning with the fiscal quarter ending November 30, 2004. The Fund's Forms N-Q are available on the Commission's website at http:/www.sec.gov and also may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                                     PRSRT STD
HIGHLAND FLOATING RATE FUND ANNUAL REPORT, AUGUST 31, 2004         U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20


[HIGHLAND FUNDS LOGO]
MANAGED BY
HIGHLAND CAPITAL MANAGEMENT, L.P.

     (C) 2004 PFPC DISTRIBUTORS, INC.
     760 MOORE ROAD
     KING OF PRUSSIA, PA 19406
     www.highlandfunds.com


                                                761-02/776S-0904 (10/04) 04/2829

ITEM 2.   CODE OF ETHICS.

          The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

          The Registrant's Board of Trustees (the "Board") has determined that James Leary, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Leary is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $10,710 in 2003 and $11,810 in 2004.

         (b) AUDIT-RELATED FEES. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,000 in 2003 and $3,500 in 2004. These services consisted of the review of the semi-annual financial statements, and agreed-upon procedures required by lending organizations.

         The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates") which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004 that were reasonably related to the performance of the annual audit of the Service Affiliate.

         (c) TAX FEES. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $1,700 in 2003 and $2,112 in 2004. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; and (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments.

         The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.

         (d) ALL OTHER FEES. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2003 and $0 in 2004.

         The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $95,000 in 2003 and $95,000 in 2004.

         NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2003 and $0 in 2004.

         AUDITOR INDEPENDENCE. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS.

          Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          The Registrant has delegated voting of proxies in respect of portfolio holdings to its investment adviser, Highland Capital Management, L.P. ("HCMLP"), to vote the Registrant's proxies in accordance with HCMLP's proxy voting guidelines and procedures. HCMLP has adopted proxy voting guidelines (the "Guidelines") that provide as follows:

  - HCMLP votes proxies in respect of the Registrant's securities in the Registrant's best interests and without regard to the interests of HCMLP or any client of HCMLP.

  - Unless HCMLP's Proxy Voting Committee (the "Committee") otherwise determines (and documents the basis for its decisions) or as otherwise provided below, HCMLP votes proxies in a manner consistent with the Guidelines.

  - To avoid material conflicts of interest, HCMLP applies the Guidelines in an objective and consistent manner across the Registrant's accounts. Where a material conflict of interest has been identified and the matter is covered by the Guidelines, the Committee votes in accordance with the Guidelines. For the Registrant, where a conflict of interest has been identified and the matter is not covered in the Guidelines, HCMLP will disclose the conflict and the Committee's determination of the matter in which to vote to the Registrant's Board.

  - HCMLP also may determine not to vote proxies in respect of securities of the Registrant if it determines it would be in the Registrant's best interests not to vote.

     HCMLP's Guidelines also address how it will vote proxies on particular types of matters such as corporate governance matters, disclosure of executive compensation and share repurchase programs. For example, HCMLP generally will:

  - Support management in most elections for directors, unless the board gives evidence of acting contrary to the best economic interests of shareholders;

  -  Support proposals seeking increased disclosure of executive compensation;
     and

  - Support management proposals to institute share repurchase plans in which all shareholders may participate on equal terms.

ITEM 8. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 9.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          The Registrant has a Nominating Committee (the "Committee") of the Board responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by stockholders. The Committee has adopted a Nominating Committee Charter (the "Charter"), pursuant to which the Committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Registrant, Two Galleria Tower, 13455 Noel Road, Dallas, Texas 75240. In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration various factors including character and integrity, business and professional experience, and whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Registrant and its stockholders. Submissions must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee. Submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

ITEM 10.  CONTROLS AND PROCEDURES.

          (a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

          (b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

          (a)(1) Code of ethics referred to in Item 2.

          (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

          (a)(3) Not applicable.

          (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND FLOATING RATE FUND

By:    /s/ James D. Dondero
       -----------------------
       James D. Dondero
       Chief Executive Officer

Date:  November 09, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:    /s/ James D. Dondero
       -----------------------
       James D. Dondero
       Chief Executive Officer

Date:  November 09, 2004

By:    /s/ M. Jason Blackburn
       -----------------------
       M. Jason Blackburn
       Chief Financial Officer

Date:  November 09, 2004


                                  EXHIBIT INDEX

          (a)(1) Code of ethics referred to in Item 2.

          (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

          (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)